                                                                EXHIBIT 99.1


                           [LOGO] BOSTON PROPERTIES


                   SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                    FOR THE QUARTER ENDED DECEMBER 31, 2002

                              BOSTON PROPERTIES, INC.
                                FOURTH QUARTER 2002


                                     INDEX

                                                    PAGE                                                         PAGE
                                                  --------                                                     --------
Company Background..............................       3     Retail Properties -- Lease Expiration Roll
                                                             Out.............................................      28
Investor Information............................     4-5     Grand Total -- Office, Office/Technical,
                                                             Industrial and Retail Properties................      29
Financial Highlights............................       6     Boston Area Lease Expiration Roll Out...........   30-31
Consolidated Balance Sheets.....................       7     Washington DC Area Lease Expiration Roll Out....   32-33
Consolidated Income Statements..................       8     San Francisco Area Lease Expiration Roll Out....   34-35
Funds From Operations...........................       9     New York Area Lease Expiration Roll Out.........   36-37
Capital Structure...............................      10     Princeton Area Lease Expiration Roll Out........   38-39
Debt Analysis...................................   11-14     Other Area Lease Expiration Roll Out............   40-41
Unconsolidated Joint Ventures...................   15-16     CBD/Suburban Lease Expiration Roll Out..........   42-43
Portfolio Overview -- Square Footage............      17     Hotel Performance...............................      44
Property Listing................................   18-21     Same Property Performance.......................      45
Top 20 Tenants..................................      22     In-Service Property Performance.................      46
Portfolio Overview -- FFO.......................      23     Capital Expenditures............................      47
Occupancy Analysis..............................      24     Value Creation Pipeline --
                                                             Acquisitions/Dispositions.......................      48
Office Properties -- Lease Expiration Roll Out..      25     Value Creation Pipeline -- Development..........      49
Office/Technical Properties -- Lease Expiration              Value Creation Pipeline -- Land Parcels.........      50
  Roll Out......................................      26
Industrial Properties -- Lease Expiration Roll
  Out...........................................      27

                              BOSTON PROPERTIES, INC.
                                FOURTH QUARTER 2002


                               COMPANY BACKGROUND

Boston Properties, Inc. (the "Company"), a self-administered and self-managed real estate investment trust, is one of the largest owners, managers and developers of first-class office properties in the United States, with a significant presence in four core markets: Boston, Washington, D.C., Midtown Manhattan and San Francisco. Boston Properties was founded in 1970 in Boston, where it maintains its headquarters. The Company acquires, develops and manages its properties through full-service regional offices in Boston, New York City, Washington, D.C., San Francisco and Princeton, New Jersey. Its property portfolio primarily comprises first-class office space and also includes hotels and industrial buildings.

On December 13, 2002, Boston Properties Limited Partnership, the Company's Operating Partnership ("BPLP") closed on an offering of $750 million in aggregate principal amount of its 6.25% senior unsecured notes due 2013. The notes were priced at 99.65% of their face amount to yield 6.296%. In addition, BPLP reopened this offering and closed on an additional $175 million on January 17, 2003. The additional notes were priced at 99.763% of their face amount to yield 6.28%. BPLP's bonds have been rated Baa2, BBB, BBB by Moody's, Standard & Poor's and FitchRatings, respectively.

Since the Company's initial offering in June 1997, the Company has acquired 51 properties adding approximately 20.1 million square feet to its portfolio, representing an investment of approximately $5.8 billion, and the Company has delivered 34 development properties adding approximately 6.9 million square feet to its portfolio, representing an investment of approximately $1.5 billion. In addition, the Company is constructing five office properties and one retail property for a total anticipated investment of approximately $934.7 million. The Company owns or controls land where it can develop an additional 8.8 million square feet.

                              BOSTON PROPERTIES, INC.
                                FOURTH QUARTER 2002


                              INVESTOR INFORMATION

                              111 Huntington Avenue
                              Boston, MA 02199-7610
                                 (617) 236-3300
                              (617) 236-3311 (fax)

KEY EMPLOYEES:
Mortimer B. Zuckerman...................................  Chairman of the Board
Edward H. Linde.........................................  President, CEO and Director
Robert E. Burke.........................................  Executive Vice President, Operations
Douglas T. Linde........................................  Senior Vice President, CFO and Treasurer


                                     TIMING

    Quarterly results for 2003 will be announced according to the following anticipated schedule:

First Quarter...........................................  Late April
Second Quarter..........................................  Late July
Third Quarter...........................................  Late October
Fourth Quarter..........................................  Late January

                              BOSTON PROPERTIES, INC.
                                FOURTH QUARTER 2002


                          COMMON STOCK DATA (NYSE:BXP)

Boston Properties' common stock is traded primarily on the New York Stock Exchange under the symbol: BXP. BXP's common stock has had the following characteristics (based on New York Stock Exchange closing prices):

                                           4TH QUARTER 2002   3RD QUARTER 2002   2ND QUARTER 2002   1ST QUARTER 2002
                                           ----------------   ----------------   ----------------   ----------------
High Price...............................     $  37.4300         $  39.8700         $  41.5500         $  39.8200
Low Price................................     $  33.9300         $  34.5600         $  37.8800         $  35.9800
Closing Price............................     $  36.8600         $  37.2000         $  39.9500         $  39.4500
Dividends per share -- annualized (1)....     $     2.44         $     2.44         $     2.44         $     2.32
Closing dividend yield -- annualized.....           6.62%              6.56%              6.11%              5.88%
Closing shares, common units and
  preferred units (if converted)
  outstanding (thousands)................        125,038            125,031            125,017            124,761
Closing market value of shares and units
  outstanding (thousands)................     $4,608,901         $4,651,153         $4,994,429         $4,921,821

(1) Reflects dividend increase from $0.58 per share to $0.61 per share effective Q2 2002.

                          BPLP UNSECURED SENIOR NOTES

Settlement Date.............................................      12/13/02
Principal Amount............................................  $750,000,000(1)
Yield.......................................................         6.296%
Coupon......................................................         6.250%
Discount....................................................        99.650%
Ratings:
  Moody's...................................................  Baa2 (stable)
  S&P.......................................................   BBB (stable)
  Fitch.....................................................   BBB (stable)
Maturity Date...............................................       1/15/13

(1) Reopened for an additional issuance of $175 million on 1/17/03 at a yield of 6.28%.

                              BOSTON PROPERTIES, INC.
                                FOURTH QUARTER 2002


                              FINANCIAL HIGHLIGHTS
                          (UNAUDITED AND IN THOUSANDS)

                                                                       THREE MONTHS ENDED
                                             -----------------------------------------------------------------------
                                             DECEMBER 31, 2002   SEPTEMBER 30, 2002   JUNE 30, 2002   MARCH 31, 2002
                                             -----------------   ------------------   -------------   --------------
Income Items:
  Revenue..................................      $345,953(1)          $313,654(1)       $295,595         $279,620
  Net straight line rent...................      $ 11,938             $ 12,244          $ 12,216         $ 14,784
  Lease termination fees...................      $  3,724             $  1,858          $  1,227         $    511
  Capitalized interest.....................      $  4,719             $  4,684          $  5,261         $  7,847
  Operating Margins [(rental revenues --
    rental expenses)/rental revenues]......          69.1%(2)             67.0%             69.9%            68.8%
  Net income available to common
    shareholders before net derivative
    losses (SFAS No.133)...................      $261,348             $ 75,886          $ 58,714         $ 55,613
  Funds from operations (FFO) before net
    derivative losses (SFAS No.133) and
    after early surrender lease payments
    received -- basic......................      $137,852             $120,358          $120,263         $108,820
  Company's share..........................      $113,464             $ 98,980          $ 98,165         $ 88,929
  FFO per share before net derivative
    losses (SFAS 133) and after cash basis
    early surrender lease income --
    basic..................................      $   1.19             $   1.04          $   1.07         $   0.98
  FFO per share before net derivative
    losses (SFAS 133) and after cash basis
    early surrender lease income --
    diluted................................      $   1.14             $   1.00          $   1.02         $   0.93
  Net income available to common
    shareholders per share -diluted........      $   2.70             $   0.74          $   0.59         $   0.60
  Dividends per share......................      $   0.61             $   0.61          $   0.61         $   0.58
  Funds available for distribution (FAD)
    (3)....................................      $112,377             $ 95,901          $ 87,470         $ 81,799
Ratios:
  Interest Coverage Ratio (excluding
    capitalized interest) -- cash basis
    (4)....................................          2.87                 2.70              2.71             2.57
  Interest Coverage Ratio (including
    capitalized interest) -- cash basis
    (4)....................................          2.69                 2.50              2.51             2.29
  FFO Payout Ratio.........................         53.51%               61.00%            59.80%           62.37%
  FAD Payout Ratio.........................         62.88%               73.44%            78.15%           78.92%

                                             DECEMBER 31, 2002   SEPTEMBER 30, 2002   JUNE 30, 2002   MARCH 31, 2002
                                             -----------------   ------------------   -------------   --------------
Capitalization:
  Total Debt...............................     $5,147,220           $5,466,692        $4,415,724       $4,361,233
  Price @ Quarter End......................     $  36.8600           $  37.2000        $  39.9500       $  39.4500
  Equity Value @ Quarter End...............     $4,608,901           $4,651,153        $4,994,429       $4,921,821
  Total Market Capitalization..............     $9,756,121           $10,117,845       $9,410,153       $9,283,054
  Debt/Total Market Capitalization.........          52.76%               54.03%            46.93%           46.98%

(1) Includes gross revenues from hotels of $24,779 and $20,007 for the three months ended December 31, 2002 and September 30, 2002, respectively.

(2) Exclusive of the gross up of reimbursable electricity amounts totalling $6,476, $6,329, $6,404 and $5,928 for the quarters ended December 31, 2002,
    September 30, 2002, June 30, 2002 and March 31, 2002, respectively.

(3) FAD is defined as FFO after adjustments for second generation lease commissions and tenant improvements, recurring capital expenditures, straight-line rents, preferred dividends and distributions and other non-cash charges.

(4) Amortization of financing costs were $1,436, $1,274, $1,346 and $1,309 for the quarters ended December 31, 2002, September 30, 2002, June 30, 2002 and March 31, 2002, respectively. These amounts were not included in the calculation of interest coverage ratio.

                              BOSTON PROPERTIES, INC.
                                FOURTH QUARTER 2002


                          CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                             DECEMBER 31, 2002   SEPTEMBER 30, 2002   JUNE 30, 2002   MARCH 31, 2002
                                             -----------------   ------------------   -------------   --------------
                                                (UNAUDITED)         (UNAUDITED)        (UNAUDITED)     (UNAUDITED)
ASSETS
Real estate................................     $7,781,684           $8,139,450        $6,972,779       $6,573,532
Development in progress....................        448,576              412,981           431,288          729,889
Land held for future development...........        215,866              213,769           203,518          209,919
Real estate held for sale..................        224,585                   --                --               --
      Less accumulated depreciation........       (822,933)            (836,418)         (795,852)        (755,156)
                                                ----------           ----------        ----------       ----------
      Total real estate....................      7,847,778            7,929,782         6,811,733        6,758,184
Cash and cash equivalents..................         55,275               28,793            81,640           93,031
Escrows....................................         41,906               28,200            22,776           23,192
Tenant and other receivables, net..........         20,458               48,716            31,298           36,846
Accrued rental income, net.................        165,321              156,818           146,100          133,885
Deferred charges, net......................        176,545              148,435           148,239          127,948
Prepaid expenses and other assets..........         18,015               38,752            16,081           30,235
Investments in unconsolidated joint
  ventures.................................        101,905              101,819           100,804           98,071
                                                ----------           ----------        ----------       ----------
      Total assets.........................     $8,427,203           $8,481,315        $7,358,671       $7,301,392
                                                ==========           ==========        ==========       ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Mortgage notes and bonds payable.........     $4,267,119           $4,422,692        $4,415,724       $4,361,233
  Unsecured senior notes, net of
    discount...............................        747,375                   --                --               --
  Unsecured bridge loan....................        105,683            1,000,000                --               --
  Unsecured line of credit.................         27,043               44,000                --               --
  Accounts payable and accrued expenses....         73,846               69,097            52,655           56,125
  Dividends and distributions payable......         81,226               81,329            83,707           79,985
  Interest rate contracts..................         14,514               15,115            11,568            8,635
  Accrued interest payable.................         25,141               18,265            17,635           15,032
  Other liabilities........................         81,085               70,292            65,142           75,465
                                                ----------           ----------        ----------       ----------
      Total liabilities....................      5,423,032            5,720,790         4,646,431        4,596,475
                                                ----------           ----------        ----------       ----------
Commitments and contingencies..............             --                   --                --               --
                                                ----------           ----------        ----------       ----------
Minority interests.........................        844,581              804,229           825,730          829,687
                                                ----------           ----------        ----------       ----------
Series A Convertible Redeemable Preferred
  Stock, liquidation preference
  $50.00 per share, 0 issued and
  outstanding at December 31, 2002
  September 30, 2002 and 2,000,000
  outstanding at June 30, 2002
  and March 31, 2002.......................             --                   --           100,000          100,000
                                                ----------           ----------        ----------       ----------
Stockholders' Equity:
  Excess stock, $.01 par value, 150,000,000
    shares
    authorized, none issued or
    outstanding............................
  Common stock, $.01 par value, 250,000,000
    shares authorized,
    95,362,990, 95,273,202, 91,545,294 and
    91,137,874
    issued and outstanding, respectively...            954                  953               915              911
  Additional paid-in capital...............      1,981,833            1,977,560         1,821,762        1,809,836
  Earnings in excess of
    dividends/(dividends in excess of
    earnings)..............................        199,442               (2,532)          (16,152)         (15,084)
  Treasury common stock, at cost...........         (2,722)              (2,722)           (2,722)          (2,722)
  Unearned compensation....................         (2,899)              (3,355)           (3,598)          (3,843)
  Accumulated other comprehensive loss.....        (17,018)             (13,608)          (13,695)         (13,868)
                                                ----------           ----------        ----------       ----------
    Total stockholders' equity.............      2,159,590            1,956,296         1,786,510        1,775,230
                                                ----------           ----------        ----------       ----------
      Total liabilities and stockholders'
        equity.............................     $8,427,203           $8,481,315        $7,358,671       $7,301,392
                                                ==========           ==========        ==========       ==========

                              BOSTON PROPERTIES, INC.
                                FOURTH QUARTER 2002


                         CONSOLIDATED INCOME STATEMENTS
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                            THREE MONTHS ENDED
                                                              ----------------------------------------------
                                                              31-DEC-02   30-SEP-02   30-JUN-02   31-MAR-02
                                                              ---------   ---------   ---------   ----------
Revenue:
  Rental
    Base Rent (1) (2).......................................  $265,559    $241,254    $242,630     $228,939
    Recoveries from tenants.................................    38,929      35,544      36,487       33,615
    Parking and other.......................................    13,217      13,056      12,458       12,096
                                                              --------    --------    --------     --------
      Total rental revenue..................................   317,705     289,854     291,575      274,650
  Hotel revenues............................................    24,779      20,007          --           --
  Development and management services.......................     2,769       2,571       1,710        3,698
  Interest and other (3)....................................       700       1,222       2,310        1,272
                                                              --------    --------    --------     --------
      Total revenue.........................................   345,953     313,654     295,595      279,620
                                                              --------    --------    --------     --------
Expenses:
  Operating (4).............................................    61,428      63,946      57,845       56,584
  Taxes.....................................................    41,298      35,629      34,802       33,958
  Hotel operating...........................................    17,562      13,524          --           --
  General and administrative (5)............................    12,703       9,956      13,564       11,069
  Interest (6)..............................................    72,146      68,425      67,327       63,787
  Depreciation and amortization.............................    53,957      45,514      43,779       42,927
  Net derivative losses (SFAS No.133).......................     1,461       5,284       4,826          303
  Loss on investments in other companies....................        --          --          --        4,297
                                                              --------    --------    --------     --------
      Total expenses........................................   260,555     242,278     222,143      212,925
                                                              --------    --------    --------     --------
Income before minority interests and income from
  unconsolidated joint ventures.............................    85,398      71,376      73,452       66,695
Minority interest in property partnerships..................       162         720         712          471
Income from unconsolidated joint ventures...................     2,083       2,530       1,659        1,682
                                                              --------    --------    --------     --------
Income before minority interest in Operating Partnership....    87,643      74,626      75,823       68,848
Minority interest in Operating Partnership (7)..............   (20,867)    (18,688)    (19,555)     (18,361)
                                                              --------    --------    --------     --------
Income before gain on sales, net of minority interest.......    66,776      55,938      56,268       50,487
Gain on sales of real estate, net...........................   187,562          --          --           --
                                                              --------    --------    --------     --------
Income before gain on sales of land held for development....   254,338      55,938      56,268       50,487
Gain on sales of land held for development, net.............        --       3,644          --           --
                                                              --------    --------    --------     --------
Income before discontinued operations.......................   254,338      59,582      56,268       50,487

Income from discontinued operations, net of minority
  interest..................................................       127         175         150          681
Gain on sales of real estate from discontinued operations,
  net of minority interest..................................     7,645      11,910          --        5,840
                                                              --------    --------    --------     --------
Income before extraordinary items and preferred dividend....   262,110      71,667      56,418       57,008
Extraordinary items.........................................    (1,964)         --          --           --
                                                              --------    --------    --------     --------
Income before preferred dividend............................   260,146      71,667      56,418       57,008
Preferred dividend..........................................        --        (126)     (1,643)      (1,643)
                                                              --------    --------    --------     --------
Net income available to common shareholders.................  $260,146    $ 71,541    $ 54,775     $ 55,365
                                                              ========    ========    ========     ========
INCOME PER SHARE OF COMMON STOCK (EPS)
  Net income available to common shareholders per share --
    basic...................................................  $   2.73    $   0.75    $   0.60     $   0.61
                                                              ========    ========    ========     ========
  Net income available to common shareholders per share --
    diluted.................................................  $   2.70    $   0.74    $   0.59     $   0.60
                                                              ========    ========    ========     ========

(1) Base Rent is reported on a straight-line basis over the terms of the respective leases. The impact of the straight-line rent adjustment increased revenue by $11,938, $12,244, $12,216 and $14,784 for the three months ended December 31, 2002, September 30, 2002, June 30, 2002 and March 31, 2002,
    respectively.

(2) Includes hotel lease payments of $8,023 and $4,322 for the three months ended June 30, 2002 and March 31, 2002, respectively.

(3) Includes a refund of $1,300 related to prior years' tax matter for the three months ended June 30, 2002.

(4) Includes hotel expenses of $1,844 and $1,327 for the three months ended June 30, 2002 and March 31, 2002, respectively.

(5) Includes a $2.8 million write-off of leasing costs related to the termination of the lease with Arthur Andersen for the three months ended June 30, 2002.

(6) Interest expense is reported net of capitalized interest of $4,719, $4,684, $5,261 and $7,847 for the three months ended December 31, 2002, September 30, 2002, June 30, 2002 and March 31, 2002, respectively.

(7) Equals minority interest percent of 17.69%, 17.76%, 18.37% and 18.28%, respectively of income before minority interest in Operating Partnership after deduction for preferred dividends and distributions for the three months ended December 31, 2002, September 30, 2002, June 30, 2002 and March 31, 2002, respectively.

(8) Certain prior period amounts have been reclassified to conform to current period presentation.

                              BOSTON PROPERTIES, INC.
                                FOURTH QUARTER 2002


                             FUNDS FROM OPERATIONS
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                            THREE MONTHS ENDED
                                                              ----------------------------------------------
                                                              31-DEC-02   30-SEP-02   30-JUN-02   31-MAR-02
                                                              ---------   ---------   ---------   ----------
Income from operations before net derivative losses (SFAS
  No.133), minority interests and income from unconsolidated
  joint ventures............................................  $ 85,398    $ 71,376    $ 73,452     $ 66,695
  Add:
    Real estate depreciation and amortization (1)...........    56,072      46,971      45,032       44,499
    Income from discontinued operations.....................       154         213         184          833
    Income from unconsolidated joint ventures...............     2,083       2,530       1,659        1,682
  Less:
    Minority property partnership's share of funds from
      operations............................................     1,390         521         593          719
    Preferred dividends and distributions...................     5,926       6,162       8,223        8,400
                                                              --------    --------    --------     --------
Funds from operations (FFO).................................   136,391     114,407     111,511      104,590
  Add (subtract):
    Net derivative losses (SFAS No.133).....................     1,461       5,284       4,826          303
    Early surrender lease payments received -- contractual
      basis.................................................        --         667       3,926        3,927
FFO before net derivative losses (SFAS No.133) and after
  early surrender lease payments received...................  $137,852    $120,358    $120,263     $108,820
                                                              --------    --------    --------     --------
FFO available to common shareholders before net derivative
  losses (SFAS No. 133) and after early surrender lease
  payments received (3).....................................  $113,464    $ 98,980    $ 98,165     $ 88,929
                                                              ========    ========    ========     ========
FFO per share before net derivative losses (SFAS No.133) and
  after cash basis early surrender lease income -- basic....  $   1.19    $   1.04    $   1.07     $   0.98
                                                              ========    ========    ========     ========
Weighted average shares outstanding -- basic................    95,313      94,904      91,357       90,932
                                                              ========    ========    ========     ========
FFO per share before net derivative losses (SFAS No.133) and after early surrender lease payments received --
  diluted...................................................  $   1.14    $   1.00    $   1.02     $   0.93
                                                              ========    ========    ========     ========
FFO per share after net derivative losses (SFAS No.133) and
  before early surrender lease payments received --
  diluted...................................................  $   1.13    $   0.95    $   0.95     $   0.90
                                                              ========    ========    ========     ========
Weighted average shares outstanding -- diluted..............   105,631     105,725     105,982      105,768
                                                              ========    ========    ========     ========


                RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

                              DECEMBER 31, 2002                SEPTEMBER 30, 2002                   JUNE 30, 2002
                       -------------------------------   -------------------------------   -------------------------------
                          INCOME           SHARES           INCOME           SHARES           INCOME           SHARES
                        (NUMERATOR)     (DENOMINATOR)     (NUMERATOR)     (DENOMINATOR)     (NUMERATOR)     (DENOMINATOR)
                       -------------   ---------------   -------------   ---------------   -------------   ---------------
Basic FFO before net
  derivative losses
  (SFAS No.133) and
  after early
  surrender lease
  income.............    $137,852          115,800         $120,358          115,402         $120,263          111,923
Effect of Dilutive
  Securities
  Convertible
    Preferred
    Units............       5,926            9,236            6,036            9,344            6,580           10,342
  Convertible
    Preferred
    Stock............          --               --              126              200            1,643            2,625
  Stock Options and
    other............          --            1,082               --            1,276               --            1,659
                         --------          -------         --------          -------         --------          -------
Diluted FFO before
  net derivative
  losses (SFAS
  No.133) and after
  early surrender
  lease payments
  received...........    $143,778          126,118         $126,520          126,222         $128,486          126,549
                         ========          =======         ========          =======         ========          =======
Company's share of
  diluted FFO before
  net derivative
  losses (SFAS 133)
  and after early
  surrender lease
  payments received
  (2)................    $120,422          105,631         $105,974          105,725         $107,605          105,982
                         ========          =======         ========          =======         ========          =======
FFO per share before
  net derivative
  losses (SFAS
  No.133) and after
  early surrender
  lease payments
  received --
  basic..............    $   1.19                          $   1.04                          $   1.07
                         ========                          ========                          ========
FFO per share before
  net derivative
  losses (SFAS
  No.133) and after
  early surrender
  lease payments
  received --
  diluted............    $   1.14                          $   1.00                          $   1.02
                         ========                          ========                          ========

                               MARCH 31, 2002
                       -------------------------------
                          INCOME           SHARES
                        (NUMERATOR)     (DENOMINATOR)
                       -------------   ---------------
Basic FFO before net
  derivative losses
  (SFAS No.133) and
  after early
  surrender lease
  income.............    $108,820          111,272
Effect of Dilutive
  Securities
  Convertible
    Preferred
    Units............       6,757           10,823
  Convertible
    Preferred
    Stock............       1,643            2,625
  Stock Options and
    other............          --            1,387
                         --------          -------
Diluted FFO before
  net derivative
  losses (SFAS
  No.133) and after
  early surrender
  lease payments
  received...........    $117,220          126,107
                         ========          =======
Company's share of
  diluted FFO before
  net derivative
  losses (SFAS 133)
  and after early
  surrender lease
  payments received
  (2)................    $ 98,314          105,768
                         ========          =======
FFO per share before
  net derivative
  losses (SFAS
  No.133) and after
  early surrender
  lease payments
  received --
  basic..............    $   0.98
                         ========
FFO per share before
  net derivative
  losses (SFAS
  No.133) and after
  early surrender
  lease payments
  received --
  diluted............    $   0.93
                         ========

(1) Real estate depreciation includes the Company's share of joint venture real estate depreciation of $2,848, $2,170, $1,947 and $2,187 less corporate related depreciation of $733, $733, $711 and $632 for the three months ended December 31, 2002, September 30, 2002, June 30, 2002 and March 31, 2002,
    respectively.

(2) Based on weighted average shares for the quarter. Company's share for the quarter ended December 31, 2002, September 30, 2002, June 30, 2002 and March 31, 2002 was 82.31%, 82.24%, 81.63% and 81.72%, respectively.

(3) Based on weighted average diluted shares for the quarter. Company's share for the quarter ended December 31, 2002, September 30, 2002, June 30, 2002 and March 31, 2002 was 83.76%, 83.76%, 83.75% and 83.87%, respectively.

                              BOSTON PROPERTIES, INC.
                                FOURTH QUARTER 2002


                               CAPITAL STRUCTURE

                                      DEBT
                                 (IN THOUSANDS)

                                                              AGGREGATE PRINCIPAL
                                                               DECEMBER 31, 2002
                                                              -------------------
Mortgage Notes and Bonds Payable(1).........................      $4,267,119
Unsecured Senior Notes, net of discount.....................         747,375
Unsecured Bridge Loan.......................................         105,683
Unsecured Line of Credit....................................          27,043
                                                                  ----------
Total Debt (2)..............................................      $5,147,220
                                                                  ==========

(1) Includes $146.9 million drawn on the unsecured line of credit that is secured by 875 Third Avenue.

(2) Does not include joint venture debt outstanding. See page 15 for detailed joint venture information.

                                     EQUITY
                                 (IN THOUSANDS)

                                                                                 COMMON
                                                              SHARES & UNITS      STOCK
                                                               OUTSTANDING     EQUIVALENTS   EQUIVALENT (1)
                                                              --------------   -----------   --------------
Common Stock................................................        95,363         95,363      $3,515,080
Operating Partnership Units.................................        20,474         20,474         754,672
Preferred Operating Partnership Units
  Series One................................................         2,378          2,114          77,922
  Series Two................................................         5,401          7,087         261,227
                                                                               ----------      ----------
Total Equity................................................                      125,038      $4,608,901
                                                                               ==========      ==========
Total Market Capitalization.................................                                   $9,756,121
                                                                                               ==========

(1) Value based on December 31, 2002 closing price of $36.86

                              BOSTON PROPERTIES, INC.
                                FOURTH QUARTER 2002


                                 DEBT ANALYSIS

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (IN THOUSANDS)

                                                    2003        2004       2005       2006       2007     THEREAFTER     TOTAL
                                                 ----------   --------   --------   --------   --------   ----------   ----------
Amount.........................................  $1,064,222   $411,855   $285,387   $284,458   $182,632   $2,918,666   $5,147,220
Weighted Average Rate..........................        3.38%      4.43%      6.93%      7.79%      6.59%       6.92%         6.03%

                                 UNSECURED DEBT

             UNSECURED LINE OF CREDIT -- MATURES MARCH 31, 2003 (1)
                                 (IN THOUSANDS)

                        OUTSTANDING   LETTERS OF   REMAINING
      FACILITY           @12/31/02      CREDIT      CAPACITY
---------------------   -----------   ----------   ----------
605,00$0.......           $27,043       $1,854      $429,201(2)

(1) The maturity date has been extended to Janury 17, 2006.

(2) $146.9 million drawn on the unsecured line of credit is secured by 875 Third Avenue.

                UNSECURED BRIDGE LOAN -- MATURES SEPTEMBER 2003
                                 (IN THOUSANDS)


                                  OUTSTANDING
                                   @12/31/02
                             ---------------------
                                   $105,683

             UNSECURED SENIOR NOTES, NET -- MATURE JANUARY 15, 2013
                                 (IN THOUSANDS)


                                  OUTSTANDING
                                   @12/31/02
                             ---------------------
                                   $747,375

                      UNSECURED AND SECURED DEBT ANALYSIS

                                                                            WEIGHTED     WEIGHTED AVERAGE
                                                              % OF DEBT   AVERAGE RATE       MATURITY
                                                              ---------   ------------   ----------------
Unsecured Debt..............................................    17.10%        5.72%         8.6 years
Secured Debt................................................    82.90%        6.09%         4.7 years
                                                               ------         ----          ---------
Total Debt..................................................   100.00%        6.03%         5.4 years
                                                               ======         ====          =========

                     FLOATING AND FIXED RATE DEBT ANALYSIS

                                                                            WEIGHTED     WEIGHTED AVERAGE
                                                              % OF DEBT   AVERAGE RATE       MATURITY
                                                              ---------   ------------   ----------------
Floating Rate Debt..........................................    24.42%        3.04%         0.7 years
Fixed Rate Debt.............................................    75.58%        7.17%         6.2 years
                                                               ------         ----          ---------
Total Debt..................................................   100.00%        6.03%         5.4 years
                                                               ======         ====          =========

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                SENIOR UNSECURED DEBT COVENANT COMPLIANCE RATIOS
                                 (IN THOUSANDS)

                                                              DECEMBER 31, 2002
                                                              -----------------
Capitalized Property Value..................................     $10,597,030
Cash and Cash Equivalents...................................          55,275
Undeveloped Land, at Cost...................................         215,866
Development in Process, at Cost (including Joint
  Venture %)................................................         501,431
                                                                 -----------
Total Assets................................................     $11,369,602
                                                                 ===========
Unencumbered Assets.........................................     $ 2,813,601
                                                                 -----------
Secured Debt (Fixed and Variable) (1).......................     $ 4,261,315
Joint Venture Debt..........................................         236,807
Contingent Liabilities & Letters of Credit..................          41,679
Unsecured Debt (2)..........................................         882,726
                                                                 -----------
Total Outstanding Debt......................................     $ 5,422,527
                                                                 ===========
Consolidated EBITDA.........................................     $   216,853
                                                                 -----------
Interest Expense............................................     $    72,204
                                                                 -----------

COVENANT RATIOS                                                      TEST           ACTUAL
---------------                                               ------------------   --------
Total Outstanding Debt/Total Assets.........................  Less than 60%           47.7%
Secured Debt/Total Assets...................................  Less than 50%           39.6%
Interest Coverage (Annualized Consolidated EBITDA to          Greater than 1.50x
  Annualized Interest Expense)..............................                          3.00
Unencumbered Assets/Unsecured Debt..........................  Greater than 150%      318.7%
                                                                                   -------
Unencumbered GAAP NOI.......................................                       $54,389
                                                                                   -------
% of unencumbered NOI to Total NOI..........................                          25.1%
                                                                                   -------
# of unencumbered properties................................                            57
                                                                                   -------


----------------------------------------

(1) Excludes Fair Value Adjustment of $5.8 million.

(2) Excludes Debt Discount of $2.6 million.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (IN THOUSANDS)

PROPERTY                                               2003       2004       2005       2006       2007     THEREAFTER    TOTAL
--------                                             --------   --------   --------   --------   --------   ----------   --------
Citigroup Center...................................  $  5,763   $  6,191   $  6,651   $ 7,145    $  7,676    $483,253    $516,679
5 Times Square                                        372,905         --         --        --          --          --     372,905
Embarcadero Center One, Two and Federal Reserve....     4,498      4,809      5,141     5,496       5,877     278,913     304,734
Prudential Center..................................     4,299      4,591      4,919     5,256       5,619     259,705     284,389
280 Park Avenue....................................     2,800      3,022      3,261     3,519       3,798     248,794     265,194
599 Lexington Avenue...............................        --         --    225,000        --          --          --     225,000
Times Square Tower.................................        --    222,196         --        --          --          --     222,196
111 Huntington Avenue..............................   203,000         --         --        --          --          --     203,000
Embarcadero Center Four............................     3,315      3,544      3,797     4,061       4,346     129,711     148,774
875 Third Avenue (1)...............................   146,902         --         --        --          --          --     146,902
Embarcadero Center Three...........................     2,206      2,351      2,506     2,671     132,726          --     142,460
Riverfront Plaza...................................     2,720      2,905      3,104     3,314       3,540      95,327     110,910
Democracy Center...................................     1,828      1,961      2,103     2,257       2,421      93,728     104,298
Embarcadero Center West Tower......................     1,449      1,546      1,649    90,415          --          --      95,059
100 East Pratt Street..............................     1,836      1,964      2,100     2,246       2,401      78,105      88,652
601 and 651 Gateway Boulevard......................       826        899        977     1,062       1,155      83,566      88,485
Reservoir Place....................................     2,859      3,061      3,279    60,065          --          --      69,264
One & Two Reston Overlook..........................       818     65,908         --        --          --          --      66,726
2300 N Street......................................    66,000         --         --        --          --          --      66,000
202, 206 & 214 Carnegie Center.....................       610        663        719       780         845      58,217      61,834
New Dominion Technology Park, Building One.........       102         91        654     1,282       1,378      54,042      57,549
Capital Gallery....................................     1,293      1,404      1,524    50,651          --          --      54,872
504, 506 & 508 Carnegie Center.....................       979      1,052      1,136     1,221       1,314      40,915      46,617
Waltham Weston Corporate Center....................        --     44,840         --        --          --          --      44,840

----------------------------------------

(1) Secured by draw on unsecured line of credit. Maturity date extended to Januray 17, 2006 subsequest to December 31, 2002.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (IN THOUSANDS)

PROPERTY                                            2003        2004       2005       2006       2007     THEREAFTER     TOTAL
--------                                         ----------   --------   --------   --------   --------   ----------   ----------
10 & 20 Burlington Mall Rd & 91 Hartwell.......         589        688        741        795        855      35,589        39,257
10 Cambridge Center............................         514        607        659        715        777      31,436        34,708
1301 New York Avenue...........................       1,217      1,315      1,417      1,531      1,651      23,409        30,540
2600 Tower Oaks Boulevard......................          --     30,218         --         --         --          --        30,218
Sumner Square..................................         481        518        557        599        645      26,936        29,736
Quorum Office Park.............................      28,818(1)      --         --         --         --          --        28,818
Eight Cambridge Center.........................         495        557        601        649        702      24,486        27,490
510 Carnegie Center............................         547        588        635        683        735      23,519        26,707
Lockheed Martin Building.......................         601        641        685        732        782      21,799        25,240
University Place...............................         655        702        752        806        864      20,338        24,117
Reston Corporate Center........................         574        612        654        698        745      20,523        23,806
Orbital Sciences -- Phase II...................      23,611(1)      --         --         --         --          --        23,611
191 & 201 Spring Street........................         376        443        482     20,773         --          --        22,074
Shaws Supermarket..............................      20,717         --         --         --         --          --        20,717
NIMA Building..................................         497        530        566        604        644      17,785        20,626
Bedford Business Park..........................         583        690        751        818        890      16,859        20,591
40 Shattuck Road...............................      15,939         --         --         --         --          --        15,939
101 Carnegie Center............................         348        375        406      6,622         --          --         7,751
302 Carnegie Center............................       7,594(1)      --         --         --         --          --         7,594
New Dominion Technology Park, Bldg. 2..........          --         --      7,558         --         --          --         7,558
Montvale Center................................         160        173        189      6,762         --          --         7,284
Hilltop Business Center........................         172        200        214        230        246       4,336         5,398
                                                 ----------   --------   --------   --------   --------   ----------   ----------
                                                    931,496    411,855    285,387    284,458    182,632   2,171,291     4,267,119
                                                 ----------   --------   --------   --------   --------   ----------   ----------
Unsecured Senior Notes.........................          --         --         --         --         --     747,375       747,375
Unsecured Line of Credit.......................      27,043(1)(2)   --         --         --         --          --        27,043
Unsecured Bridge Loan..........................     105,683(1)      --         --         --         --          --       105,683
                                                 ----------   --------   --------   --------   --------   ----------   ----------
                                                 $1,064,222   $411,855   $285,387   $284,458   $182,632   $2,918,666   $5,147,220
                                                 ==========   ========   ========   ========   ========   ==========   ==========

----------------------------------------

(1) Outstanding balances were repaid in full on January 17, 2003 with proceeds from the offering of the $175 million senior unsecured notes and cash.

(2) Maturity date extended to January 17, 2006 subsequent to December 31, 2002.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                         UNCONSOLIDATED JOINT VENTURES

                    MISCELLANEOUS BALANCE SHEET INFORMATION
                          (unaudited and in thousands)
                            as of December 31, 2002

                                       ONE       MARKET                     140        265                     TWO          901
                                     FREEDOM     SQUARE    METROPOLITAN   KENDRICK   FRANKLIN   DISCOVERY    FREEDOM      NEW YORK
                                      SQUARE     NORTH        SQUARE       STREET     STREET     SQUARE     SQUARE (2)   AVENUE (2)
                                     --------   --------   ------------   --------   --------   ---------   ----------   ----------
Total Equity (1)...................  $   387    $13,261      $31,662      $ 5,450    $22,216     $ 7,376     $ 8,095      $13,458
                                     =======    =======      =======      =======    =======     =======     =======      =======
Mortgage/Construction loans payable
  (1)..............................  $18,940    $48,637      $69,827      $14,061    $18,897     $30,949     $32,853      $ 2,643
                                     =======    =======      =======      =======    =======     =======     =======      =======
BXP's nominal ownership
  percentage.......................    25.00%     50.00%       51.00%       25.00%     35.00%      50.00%      50.00%       25.00%
                                     =======    =======      =======      =======    =======     =======     =======      =======


                                     COMBINED
                                     ---------
Total Equity (1)...................  $101,905
                                     ========
Mortgage/Construction loans payable
  (1)..............................  $236,807
                                     ========
BXP's nominal ownership
  percentage.......................


                             RESULTS OF OPERATIONS
                  for the three months ended December 31, 2002

                ONE                    ONE       MARKET                     140        265                     TWO          901
              FREEDOM                FREEDOM     SQUARE    METROPOLITAN   KENDRICK   FRANKLIN   DISCOVERY    FREEDOM      NEW YORK
              SQUARE                  SQUARE     NORTH        SQUARE       STREET     STREET     SQUARE     SQUARE (2)   AVENUE (2)
-----------------------------------  --------   --------   ------------   --------   --------   ---------   ----------   ----------
REVENUE
Total revenue......................   $3,596    $ 5,017      $ 6,162      $ 2,800    $ 3,500     $ 2,638     $ 2,318      $    --
                                      ------    -------      -------      -------    -------     -------     -------      -------
EXPENSES
Operating..........................      884      1,514        1,950          511      1,211         434         679           --
                                      ------    -------      -------      -------    -------     -------     -------      -------
NET OPERATING INCOME...............    2,712      3,503        4,212        2,289      2,289       2,204       1,639           --
Interest...........................    1,475      1,888        2,844        1,062        409         510         286           --
Depreciation and amortization......      747      1,318        1,203          352        757         437         483           --
                                      ------    -------      -------      -------    -------     -------     -------      -------
NET INCOME.........................   $  490    $   297      $   165      $   875    $ 1,123     $ 1,257     $   870      $    --
                                      ======    =======      =======      =======    =======     =======     =======      =======
BXP's share of net income..........   $  123    $   149      $    84      $   271(4) $   393     $   628     $   435      $    --
                                      ======    =======      =======      =======    =======     =======     =======      =======
BXP's share of Funds from
  Operations.......................   $  619(4) $   808      $   698      $   613(4) $   658     $   847     $   676      $    --
                                      ======    =======      =======      =======    =======     =======     =======      =======

                ONE
              FREEDOM
              SQUARE                 COMBINED
-----------------------------------  ---------
REVENUE
Total revenue......................  $ 26,031(3)
                                     --------
EXPENSES
Operating..........................     7,183
                                     --------
NET OPERATING INCOME...............    18,848
Interest...........................     8,474
Depreciation and amortization......     5,297
                                     --------
NET INCOME.........................  $  5,077
                                     ========
BXP's share of net income..........  $  2,083
                                     ========
BXP's share of Funds from
  Operations.......................  $  4,919
                                     ========

----------------------------------------

(1) Represents the Company's share.

(2) Property is currently under development.

(3) The impact of the straight-line rent adjustment increased revenue by $2,194 for the three months ended December 31, 2002.

(4) Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreements.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                 UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (IN THOUSANDS)

                                                       2003       2004       2005       2006       2007     THEREAFTER    TOTAL
                                                     --------   --------   --------   --------   --------   ----------   --------
Amount.............................................  $51,696    $34,855     $4,807     $2,342     $2,534     $140,573    $236,807
Weighted Average Rate..............................     3.09%      3.51%      5.25%      7.89%      7.90%        7.94%       6.17%

                     FLOATING AND FIXED RATE DEBT ANALYSIS

                                                                          WEIGHTED   WEIGHTED
                                                                          AVERAGE     AVERAGE
                                                              % OF DEBT     RATE     MATURITY
                                                              ---------   --------   ---------
Floating Rate Debt..........................................    36.04%      3.04%    1.2 years
Fixed Rate Debt.............................................    63.96%      7.93%    8.1 years
                                                               ------       ----     ---------
Total Debt..................................................   100.00%      6.17%    5.6 years
                                                               ======       ====     =========

               DEBT MATURITIES AND PRINCIPAL PAYMENTS BY PROPERTY
                                 (IN THOUSANDS)

PROPERTY                                               2003       2004       2005       2006       2007     THEREAFTER    TOTAL
--------                                             --------   --------   --------   --------   --------   ----------   --------
Metropolitan Square (1)............................  $   704    $   764     $  830     $  901     $  978     $ 65,650    $ 69,827
Market Square North (2)............................      795        860        926      1,001      1,080       43,975      48,637
Two Freedom Square (2).............................       --     32,853         --         --         --           --      32,853
Discovery Square (2)...............................   30,949         --         --         --         --           --      30,949
One Freedom Square (3).............................      205        221        239        258        279       17,738      18,940
265 Franklin Street (4)............................   18,897         --         --         --         --           --      18,897
140 Kendrick Street (3)............................      146        157        169        182        197       13,210      14,061
901 New York Avenue (3)............................       --         --      2,643         --         --           --       2,643
                                                     -------    -------     ------     ------     ------     --------    --------
                                                     $51,696    $34,855     $4,807     $2,342     $2,534     $140,573    $236,807
                                                     =======    =======     ======     ======     ======     ========    ========

----------------------------------------

(*) All amounts represent the Company's share.

(1) Boston Properties has a 51% interest in this property.

(2) Boston Properties has a 50% interest in this property.

(3) Boston Properties has a 25% interest in this property.

(4) Boston Properties has a 35% interest in this property.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                       PORTFOLIO OVERVIEW--SQUARE FOOTAGE

 RENTABLE SQUARE FEET OF IN-SERVICE PROPERTIES BY LOCATION AND TYPE OF PROPERTY

GEOGRAPHIC AREA                                              OFFICE (1)   OFFICE/TECHNICAL   INDUSTRIAL     TOTAL      % OF TOTAL
---------------                                              ----------   ----------------   ----------   ----------   ----------
Greater Boston.............................................   7,463,442(2)       545,206      152,009      8,160,657      25.54%
Greater Washington.........................................   6,116,483(3)       971,045           --      7,087,528      22.18%
Greater San Francisco......................................   4,701,539         144,366        60,000      4,905,905      15.35%
Midtown Manhattan..........................................   7,255,976              --            --      7,255,976      22.71%
Princeton/East Brunswick, NJ...............................   2,308,181              --            --      2,308,181       7.22%
Baltimore, MD..............................................   1,176,029              --            --      1,176,029       3.68%
Richmond, VA...............................................     899,586              --            --        899,586       2.82%
Bucks County, PA...........................................          --              --       161,000        161,000       0.50%
                                                             ----------       ---------       -------     ----------     ------
                                                             29,921,236       1,660,617       373,009     31,954,862     100.00%
                                                             ==========       =========       =======     ==========     ======
% of Total.................................................       93.64%           5.20%         1.17%        100.00%

                                HOTEL PROPERTIES

                            HOTEL PROPERTIES
------------------------------------------------------------------------
                                                              NUMBER OF     SQUARE
                                                                ROOMS        FEET
                                                              ----------   --------
Long Wharf Marriott, Boston, MA.............................      402      420,000
Cambridge Center Marriott, Cambridge, MA....................      431      330,400
Residence Inn by Marriott, Cambridge, MA....................      221      187,474
                                                                -----      -------
Total Hotel Properties......................................    1,054      937,874
                                                                =====      =======

                               STRUCTURED PARKING

                                                              NUMBER OF     SQUARE
                                                                SPACES       FEET
                                                              ----------   ---------
Total Structured Parking....................................    20,710     6,719,991
                                                                ======     =========

----------------------------------------

(1) Includes retail square footage of approximately 1,200,000.

(2) Includes 343,913 square feet at 265 Franklin Street which is 35% owned by Boston Properties and 380,987 square feet at 140 Kendrick Street which is 25% owned by Boston Properties.

(3) Includes 410,308 square feet at One Freedom Square which is 25% owned by Boston Properties, 587,217 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties and 181,019 square feet at Discovery Square which is 50% owned by Boston Properties.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                          IN-SERVICE PROPERTY LISTING
                            AS OF DECEMBER 31, 2002

                                                                                                        ANNUALIZED
                                                                                                         REVENUE
                                                              NUMBER OF                                    PER        ENCUMBERED
GREATER BOSTON                          SUB MARKET            BUILDINGS    SQUARE FEET   OCCUPIED %    OCCUPIED SF       (Y/N)
--------------                  ---------------------------   ----------   -----------   -----------   ------------   -----------
Office
800 Boylston Street -- The
  Prudential Center...........               CBD Boston MA         1        1,175,218        92.2%        $37.75           Y
(1)111 Huntington Avenue --
  The Prudential Center.......               CBD Boston MA         1          854,129        98.2%        45.62            Y
101 Huntington Avenue -- The
  Prudential Center...........               CBD Boston MA         1          510,983        80.9%        40.40            Y
(2)The Shops at the Prudential
  Center......................               CBD Boston MA         1          557,946        97.6%        45.78            Y
265 Franklin Street (35%
  ownership)..................               CBD Boston MA         1          343,913        67.9%        55.52            Y
One Cambridge Center..........           East Cambridge MA         1          215,385        94.0%        44.24            N
Three Cambridge Center........           East Cambridge MA         1          107,484       100.0%        28.80            N
Eight Cambridge Center........           East Cambridge MA         1          177,226       100.0%        30.96            Y
Ten Cambridge Center..........           East Cambridge MA         1          152,664       100.0%        34.32            Y
Eleven Cambridge Center.......           East Cambridge MA         1           79,616       100.0%        41.87            N
University Place..............            Mid-Cambridge MA         1          195,282       100.0%        34.65            Y
Reservoir Place...............  Route 128 Mass Turnpike MA         1          522,760        84.7%        35.43            Y
204 Second Avenue.............  Route 128 Mass Turnpike MA         1           40,974       100.0%        27.56            N
140 Kendrick Street (25%
  ownership)..................  Route 128 Mass Turnpike MA         3          380,987       100.0%        27.95            Y
170 Tracer Lane...............  Route 128 Mass Turnpike MA         1           73,258        55.0%        34.57            N
Waltham Office Center.........  Route 128 Mass Turnpike MA         3          130,209        84.8%        29.67            N
195 West Street...............  Route 128 Mass Turnpike MA         1           63,500       100.0%        46.35            N
200 West Street...............  Route 128 Mass Turnpike MA         1          248,048       100.0%        34.74            N
10 & 20 Burlington Mall Road        Route 128 Northwest MA         2          156,416        88.7%        28.48            Y
Bedford Business Park.........      Route 128 Northwest MA         1           90,000       100.0%        20.59            Y
32 Hartwell Avenue............      Route 128 Northwest MA         1           69,154       100.0%        28.88            N
91 Hartwell Avenue............      Route 128 Northwest MA         1          121,215        91.3%        34.26            Y
92 Hayden Avenue..............      Route 128 Northwest MA         1           31,100       100.0%        51.71            N
100 Hayden Avenue.............      Route 128 Northwest MA         1           55,924       100.0%        32.90            N
33 Hayden Avenue..............      Route 128 Northwest MA         1           75,216       100.0%        38.58            N
Lexington Office Park.........      Route 128 Northwest MA         2          167,293        78.6%        30.12            N
191 Spring Street.............      Route 128 Northwest MA         1          162,700       100.0%        30.79            Y
181 Spring Street.............      Route 128 Northwest MA         1           53,595        41.2%        34.91            Y
201 Spring Street.............      Route 128 Northwest MA         1          102,500       100.0%        32.33            Y
40 Shattuck Road..............      Route 128 Northwest MA         1          120,000        92.2%        25.87            Y
Quorum Office Park............      Route 128 Northwest MA         2          259,918       100.0%        17.61            Y(3)
Newport Office Park...........          Route 128 South MA         1          168,829        44.6%        25.10            N
                                                                  --        ---------       -----        ------
                                                                  39        7,463,442        91.0%       $36.91
                                                                  --        ---------       -----        ------
Office/Technical
Fourteen Cambridge Center.....           East Cambridge MA         0           67,362       100.0%        21.78            N
Bedford Business Park.........      Route 128 Northwest MA         2          383,704       100.0%        14.87            Y
17 Hartwell Avenue............      Route 128 Northwest MA         1           30,000       100.0%        11.00            N
164 Lexington Road............      Route 128 Northwest MA         1           64,140       100.0%        10.27            N
                                                                  --        ---------       -----        ------
                                                                   5          545,206       100.0%       $14.97
                                                                  --        ---------       -----        ------
Industrial
40-46 Harvard Street..........      Route 128 Southwest MA         0          152,009       100.0%        $7.65            N
                                                                  --        ---------       -----        ------
                                     Total Greater Boston:        45        8,160,657        91.8%       $34.72
                                                                  ==        =========       =====        ======

----------------------------------------

(1) Not included in same property analysis

(2) 93,935 square feet of space added in Q2 2002 is not included in the same property analysis.

(3) Amount repaid on January 17, 2003 with proceeds from the offering of the $175 million senior unsecured notes.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                          IN-SERVICE PROPERTY LISTING
                            AS OF DECEMBER 31, 2002

                                                                                                        ANNUALIZED
                                                                                                         REVENUE
                                                              NUMBER OF                                    PER        ENCUMBERED
GREATER WASHINGTON, DC                    SUB MARKET          BUILDINGS    SQUARE FEET   OCCUPIED %    OCCUPIED SF       (Y/N)
----------------------             ------------------------   ----------   -----------   -----------   ------------   -----------
Office
2300 N Street....................  West End Washington DC          1          289,243        98.8%       $54.81            Y
Capital Gallery..................  Southwest Washington DC         1          396,894       100.0%        36.77            Y
500 E Street, N. W. .............  Southwest Washington DC         1          242,769       100.0%        32.55            N
Metropolitan Square (51%
  ownership).....................  East End Washington DC          1          585,220        97.6%        38.46            Y
1301 New York Avenue.............  East End Washington DC          1          188,358       100.0%        30.34            Y
Market Square North (50%
  ownership).....................  East End Washington DC          1          401,279       100.0%        44.53            Y
Sumner Square....................  CBD Washington DC               1          207,620       100.0%        34.59            Y
Decoverly Two....................  Montgomery County MD            1           77,747       100.0%        24.14            N
Decoverly Three..................  Montgomery County MD            1           77,040       100.0%        25.66            N
Democracy Center.................  Montgomery County MD            3          680,854        94.0%        28.86            Y
Montvale Center..................  Montgomery County MD            1          120,823        84.2%        23.70            Y
2600 Tower Oaks Boulevard          Montgomery County MD            1          178,887       100.0%        32.01            Y
(2)Orbital Sciences 1&3..........  Loudoun County                  2          176,726       100.0%        23.59            N
Orbital Sciences 2...............  Loudoun County                  1          160,502       100.0%        22.84            Y(3)
The Arboretum....................  Fairfax County VA               1           95,584           0         25.71            N
One Freedom Square (25%
  ownership).....................  Fairfax County VA               1          410,308       100.0%        33.61            Y
One Reston Overlook..............  Fairfax County VA               1          312,685       100.0%        22.15            Y
Two Reston Overlook..............  Fairfax County VA               1          131,594        82.2%        32.07            Y
(1)One Discovery Square (50%
  ownership).....................  Fairfax County VA               1          181,019       100.0%        36.31            Y
(1)Two Discovery Square (50%
  ownership).....................  Fairfax County VA               1          185,970        81.9%        32.10            Y
New Dominion Technology Park.....  Fairfax County VA               1          235,201       100.0%        26.80            Y
Reston Corporate Center..........  Fairfax County VA               2          261,046       100.0%        31.09            Y
Lockheed Martin Building.........  Fairfax County VA               1          255,244       100.0%        29.63            Y
NIMA Building....................  Fairfax County VA               1          263,870       100.0%        45.57            Y
                                                                  --        ---------       -----        ------
                                                                  28        6,116,483        97.8%       $33.61
                                                                  --        ---------       -----        ------
Office/Technical
(1)Broad Run Business Park.......  Loudoun County                  1          127,226        54.7%        23.00            N
Sugarland Business Park, Building
  One............................  Fairfax County VA               1           52,797        22.8%        21.99            N
Sugarland Business Park, Building
  Two............................  Fairfax County VA               1           59,215        65.9%        20.09            N
7435 Boston Boulevard............  Fairfax County VA               1          103,557        82.3%        14.89            N
7451 Boston Boulevard............  Fairfax County VA               1           47,001        66.1%        15.39            N
7450 Boston Boulevard............  Fairfax County VA               1           62,402       100.0%        20.48            N
7374 Boston Boulevard............  Fairfax County VA               1           57,321       100.0%        13.59            N
8000 Grainger Court..............  Fairfax County VA               1           90,645       100.0%        14.82            N
7500 Boston Boulevard............  Fairfax County VA               1           79,971       100.0%        14.60            N
7501 Boston Boulevard............  Fairfax County VA               1           75,756       100.0%        23.31            N
7601 Boston Boulevard............  Fairfax County VA               1          103,750       100.0%        14.23            N
7375 Boston Boulevard............  Fairfax County VA               1           26,865       100.0%        17.52            N
8000 Corporate Court.............  Fairfax County VA               1           52,539       100.0%        10.03            N
(1)7300 Boston Boulevard.........  Fairfax County VA               1           32,000       100.0%        20.25
                                                                  --        ---------       -----        ------            N
                                                                  14          971,045        84.3%       $16.93
                                                                  --        ---------       -----        ------
                                   Total Greater
                                   Washington:                    42        7,087,528        95.9%       $31.60
                                                                  ==        =========       =====        ======

----------------------------------------

(1) Not included in same property analysis

(2) One of three buildings totaling 160,502 square feet is not included in the same property analysis

(3) Amount repaid on January 17, 2003 with proceeds from the offering of the $175 million senior unsecured notes.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                          IN-SERVICE PROPERTY LISTING
                            AS OF DECEMBER 31, 2002

                                                                                                        ANNUALIZED
                                                                                                         REVENUE
                                                              NUMBER OF                                    PER        ENCUMBERED
MIDTOWN MANHATTAN                       SUB MARKET            BUILDINGS    SQUARE FEET   OCCUPIED %    OCCUPIED SF       (Y/N)
-----------------               ---------------------------   ----------   -----------   -----------   ------------   -----------
Office
599 Lexington Avenue..........  Park Avenue NY                     1        1,019,772        95.9%       $60.71            Y
280 Park Avenue...............  Park Avenue NY                     1        1,166,777        97.6%        54.15            Y
Citigroup Center..............  Park Avenue NY                     1        1,576,803        99.9%        56.97            Y
(1)399 Park Avenue............  Park Avenue NY                     1        1,677,433       100.0%        68.70            N
(1)5 Times Square.............  Times Square NY                    1        1,103,290        98.8%        51.25            Y
875 Third Avenue..............  East Side NY                       1          711,901        95.2%        56.73            Y
                                                                  --        ---------       -----        ------
                                Total Midtown Manhattan:           6        7,255,976        98.4%       $58.89
                                                                  ==        =========       =====        ======
Princeton/East Brunswick, NJ
Office
101 Carnegie Center...........  Princeton NJ                       1          119,652       100.0%        $28.37           Y
104 Carnegie Center...........  Princeton NJ                       1          102,830        85.2%        31.77            N
105 Carnegie Center...........  Princeton NJ                       1           69,648       100.0%        28.80            N
201 Carnegie Center...........  Princeton NJ                      --            6,500       100.0%        24.04            N
202 Carnegie Center...........  Princeton NJ                       1          128,705       100.0%        29.73            Y
210 Carnegie Center...........  Princeton NJ                       1          161,112       100.0%        29.95            N
211 Carnegie Center...........  Princeton NJ                       1           47,025       100.0%        24.32            N
212 Carnegie Center...........  Princeton NJ                       1          146,518       100.0%        31.47            N
214 Carnegie Center...........  Princeton NJ                       1          148,584        94.8%        30.96            Y
206 Carnegie Center...........  Princeton NJ                       1          161,763       100.0%        28.10            Y
302 Carnegie Center...........  Princeton NJ                       1           65,135        95.5%        30.31            Y(2)
502 Carnegie Center...........  Princeton NJ                       1          116,374        95.3%        30.69            N
510 Carnegie Center...........  Princeton NJ                       1          234,160       100.0%        25.32            Y
504 Carnegie Center...........  Princeton NJ                       1          121,990       100.0%        26.94            Y
506 Carnegie Center...........  Princeton NJ                       1          136,213        56.2%        30.30            Y
508 Carnegie Center...........  Princeton NJ                       1          131,085       100.0%        25.29            Y
One Tower Center..............  East Brunswick NJ                  1          410,887        84.4%        32.62            N
                                                                  --        ---------       -----        ------
                                Total Princeton/East
                                Brunswick, NJ:                    16        2,308,181        93.3%       $29.31
                                                                  ==        =========       =====        ======
Greater San Francisco
Office
Embarcadero Center One........  CBD San Francisco CA               1          833,727        97.8%       $43.36            Y
Embarcadero Center Two........  CBD San Francisco CA               1          780,441        88.3%        47.66            Y
Embarcadero Center Three......  CBD San Francisco CA               1          773,632        89.1%        42.79            Y
Embarcadero Center Four.......  CBD San Francisco CA               1          935,821        93.1%        61.98            Y
Federal Reserve...............  CBD San Francisco CA               1          149,592        99.8%        49.44            Y
West Tower....................  CBD San Francisco CA               1          467,781        96.1%        47.90            Y
(1)611 Gateway................  South San Francisco CA             1          250,825         0.0%           --            N
601 and 651 Gateway...........  South San Francisco CA             2          509,720        86.1%        37.39            Y
                                                                  --        ---------       -----        ------
                                                                   9        4,701,539        87.3%       $48.02
                                                                  --        ---------       -----        ------
Office/Technical
Hilltop Office Center.........  South San Francisco CA             9          144,366        87.5%       $14.97
                                                                  --        ---------       -----        ------
Industrial
560 Forbes Blvd...............  South San Francisco CA             1           40,000       100.0%        10.54            N
430 Rozzi Place...............  South San Francisco CA             1           20,000       100.0%        11.66            N
                                                                  --        ---------       -----        ------
                                                                   2           60,000       100.0%       $10.91
                                                                  --        ---------       -----        ------
                                Total Greater San
                                Francisco:                        20        4,905,905        87.4%       $46.53
                                                                  ==        =========       =====        ======

----------------------------------------

(1) Not included in same property analysis

(2) Amount repaid on January 17, 2003 with proceeds from the offering of the $175 million senior unsecured notes.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                          IN-SERVICE PROPERTY LISTING
                            AS OF DECEMBER 31, 2002

                                                                                                        ANNUALIZED
                                                                                                         REVENUE
                                                              NUMBER OF                                    PER        ENCUMBERED
BALTIMORE, MD                           SUB MARKET            BUILDINGS    SQUARE FEET   OCCUPIED %    OCCUPIED SF       (Y/N)
-------------                   ---------------------------   ----------   -----------   -----------   ------------   -----------
Office
Candler Building..............  Baltimore MD                       1          540,706        97.0%       $19.18            N
100 East Pratt Street.........  Baltimore MD                       1          635,323        98.2%        31.69            Y
                                                                  --        ---------       -----        ------
                                Total Baltimore, MD:               2        1,176,029        97.6%       $25.98
                                                                  ==        =========       =====        ======
Richmond, VA
Office
Riverfront Plaza..............  Richmond VA                        1          899,586        91.8%       $23.74            Y
                                                                  ==        =========       =====        ======
Bucks County, PA
Industrial
38 Cabot Boulevard............  Bucks County PA                    1          161,000       100.0%        $4.79            N
                                                                  ==        =========       =====        ======
                                Total In-Service
                                Properties:                      133       31,954,862        93.9%
                                                                  ==        =========       =====


                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                      TOP 20 TENANTS BY SQUARE FEET LEASED

                                                                                                    % OF
                        TENANT                                                         SQ. FT.    PORTFOLIO
                        ------                                                        ---------   ---------
                    1   U.S. Government                                               1,408,595      4.41%
                    2   Citibank, N.A.                                                1,217,423      3.81%
                    3   Ernst and Young                                               1,064,939      3.33%
                    4   Lockheed Martin Corporation                                     676,414      2.12%
                    5   Shearman & Sterling                                             588,226      1.84%
                    6   Gillette Company                                                488,177      1.53%
                    7   Lehman Brothers                                                 436,723      1.37%
                    8   Parametric Technology Corp. (1)                                 380,987      1.19%
                    9   Washington Group International                                  365,245      1.14%
                   10   Deutsche Bank                                                   346,617      1.08%
                   11   Orbital Sciences Corporation                                    337,228      1.06%
                   12   Wachovia                                                        319,966      1.00%
                   13   TRW, Inc.                                                       318,963      1.00%
                   14   T. Rowe Price Associates, Inc.                                  304,129      0.95%
                   15   Hunton & Williams                                               301,081      0.94%
                   16   Digitas                                                         279,182      0.87%
                   17   Accenture (1)                                                   265,622      0.83%
                   18   Kirkland & Ellis                                                263,216      0.82%
                   19   Marsh USA Inc.                                                  261,145      0.82%
                   20   Tellabs Operations, Inc.                                        259,918      0.81%
                        Total % of Portfolio Square Feet                                            30.93%
                        Total % of Portfolio Revenue                                                32.74%

                   MAJOR SIGNED DEALS FOR FUTURE DEVELOPMENT

TENANT                                                        SQ. FT.
------                                                        --------
Finnegan Henderson Farabow Garrett & Dunner, LLP (2)........  348,542
U.S. Government.............................................  257,400

----------------------------------------

(1) These tenants occupy space in a property in which Boston Properties has a 25% interest.

(2) Includes 97,205 sf of space in a property in which Boston Properties has a 50% interest and the remainder in a property in which Boston Properties has a 25% interest.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                            PORTFOLIO OVERVIEW--FFO

 Percentage of Property Funds from Operations (1) for In-Service Properties by
     Location and Type of Property for the Quarter Ended December 31, 2002

                                                                            OFFICE/
GEOGRAPHIC AREA                                               OFFICE (2)   TECHNICAL   INDUSTRIAL    HOTEL      TOTAL
---------------                                               ----------   ---------   ----------   --------   --------
Greater Boston..............................................     20.0%        0.6%        0.1%        6.5%       27.2%
Greater Washington..........................................     16.7%        1.1%         --          --        17.8%
Greater San Francisco.......................................     13.6%        0.2%        0.1%         --        13.9%
Midtown Manhattan...........................................     32.8%         --          --          --        32.8%
Princeton/East Brunswick, NJ................................      4.4%                                 --         4.4%
Baltimore, MD...............................................      2.2%                                 --         2.2%
Richmond, VA................................................      1.6%                                 --         1.6%
Bucks County, PA............................................                              0.1%         --         0.1%
                                                                 ----         ---         ---         ---       -----
Total.......................................................     91.3%        1.9%        0.3%        6.5%      100.0%
                                                                 ====         ===         ===         ===       =====

GEOGRAPHIC AREA                                                 CBD      SUBURBAN    TOTAL
---------------                                               --------   --------   --------
Greater Boston..............................................    20.3%       6.9%      27.2%
Greater Washington..........................................     5.3%      12.5%      17.8%
Greater San Francisco.......................................    12.3%       1.6%      13.9%
Midtown Manhattan...........................................    32.8%        --       32.8%
Princeton/East Brunswick, NJ................................      --        4.4%       4.4%
Baltimore, MD...............................................     2.2%        --        2.2%
Richmond, VA................................................     1.6%        --        1.6%
Bucks County, PA............................................      --        0.1%       0.1%
                                                                ----       ----      -----
Total.......................................................    74.5%      25.5%     100.0%
                                                                ====       ====      =====

------------------------

(1) For this table, Property Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.

(2) Includes Retail Center FFO (Prudential Center and Embarcadero Center).

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                               OCCUPANCY ANALYSIS

                     SAME PROPERTY OCCUPANCY -- BY LOCATION

                                                                     CBD                  SUBURBAN                  TOTAL
                                                            ---------------------   ---------------------   ---------------------
LOCATION                                                    31-DEC-02   31-DEC-01   31-DEC-02   31-DEC-01   31-DEC-02   31-DEC-01
--------                                                    ---------   ---------   ---------   ---------   ---------   ---------
Greater Boston............................................    90.8%       91.1%        91.1%       93.4%       91.0%       92.3%
Greater Washington........................................    99.2%       99.0%        95.8%       94.5%       97.0%       97.5%
Midtown Manhattan.........................................    97.7%       99.8%          --          --        97.7%       99.8%
Baltimore, MD.............................................    97.6%       99.2%          --          --        97.6%       99.2%
Princeton/East Brunswick, NJ..............................      --          --         93.3%       88.6%       93.3%       88.6%
Richmond, VA..............................................    91.8%       98.4%          --          --        91.8%       98.4%
Greater San Francisco.....................................    93.0%       95.0%        87.6%       91.6%       92.1%       94.5%
Bucks County, PA..........................................      --          --        100.0%      100.0%      100.0%      100.0%
                                                              ----        ----        -----       -----       -----       -----
Total Portfolio...........................................    95.0%       96.5%        93.2%       92.9%       94.3%       95.0%
                                                              ====        ====        =====       =====       =====       =====

                      SAME PROPERTY -- BY TYPE OF PROPERTY

                                                                     CBD                  SUBURBAN                  TOTAL
                                                            ---------------------   ---------------------   ---------------------
LOCATION                                                    31-DEC-02   31-DEC-01   31-DEC-02   31-DEC-01   31-DEC-02   31-DEC-01
--------                                                    ---------   ---------   ---------   ---------   ---------   ---------
Total Office Portfolio....................................     94.9%       96.5%       93.2%       93.0%       94.3%       95.2%
Total Office/Technical Portfolio..........................    100.0%      100.0%       92.1%       91.8%       92.5%       92.1%
Total Industrial Portfolio................................       --          --       100.0%       95.6%      100.0%       95.6%
                                                              -----       -----       -----       -----       -----       -----
Total Portfolio...........................................     95.0%       96.5%       93.2%       92.9%       94.3%       95.0%
                                                              =====       =====       =====       =====       =====       =====

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                          IN-SERVICE OFFICE PROPERTIES

                               LEASE EXPIRATIONS

                                                                                        CURRENT ANNUALIZED        ANNUALIZED
                                               RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER        REVENUES UNDER
               YEAR OF LEASE                  FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES       EXPIRING LEASES
                 EXPIRATION                    EXPIRING LEASES      EXPIRING LEASES           P.S.F.         WITH FUTURE STEP-UPS
--------------------------------------------  ------------------   ------------------   ------------------   --------------------
2003........................................      1,250,690           $ 41,584,084            $33.25             $ 41,732,745
2004........................................      2,147,159             82,814,278             38.57               83,284,879
2005........................................      2,449,146             91,432,763             37.33               94,151,454
2006........................................      3,202,446            131,628,890             41.10              136,114,210
2007........................................      2,269,650             86,115,272             37.94               89,898,779
2008........................................      1,387,399             57,428,683             41.39               57,062,763
2009........................................      2,433,279             89,372,226             36.73               98,293,229
2010........................................      1,306,664             59,464,648             45.51               67,466,508
2011........................................      2,667,183            106,196,363             39.82              122,348,692
2012........................................      1,997,499             88,602,164             44.36               97,188,030
Thereafter..................................      5,629,350            282,751,210             50.23              341,714,099

                                              ANNUALIZED REVENUES
                                                 UNDER EXPIRING
               YEAR OF LEASE                   LEASES WITH FUTURE      PERCENTAGE OF
                 EXPIRATION                     STEP-UPS--P.S.F.     TOTAL SQUARE FEET
--------------------------------------------  --------------------   -----------------
2003........................................         $33.37                  4.39%
2004........................................          38.79                  7.54%
2005........................................          38.44                  8.60%
2006........................................          42.50                 11.25%
2007........................................          39.61                  7.97%
2008........................................          41.13                  4.87%
2009........................................          40.40                  8.55%
2010........................................          51.63                  4.59%
2011........................................          45.87                  9.37%
2012........................................          48.65                  7.02%
Thereafter..................................          60.70                 19.78%

                             OCCUPANCY BY LOCATION

                                                                     CBD                  SUBURBAN                  TOTAL
                                                            ---------------------   ---------------------   ---------------------
LOCATION                                                    31-DEC-02   31-DEC-01   31-DEC-02   31-DEC-01   31-DEC-02   31-DEC-01
--------                                                    ---------   ---------   ---------   ---------   ---------   ---------
Greater Boston............................................     92.2%       90.9%       89.3%       92.6%       91.0%       91.7%
Greater Washington........................................     99.2%       99.3%       96.9%       96.5%       97.8%       97.9%
Midtown Manhattan.........................................     98.4%       99.8%         --          --        98.4%       99.8%
Baltimore, MD.............................................     97.6%       99.2%         --          --        97.6%       99.2%
Princeton/East Brunswick, NJ..............................       --          --        93.3%       88.6%       93.3%       88.6%
Richmond, VA..............................................     91.8%       98.4%         --          --        91.8%       98.4%
Greater San Francisco.....................................     93.0%       95.0%       57.7%       91.3%       87.3%       94.6%
Bucks County, PA..........................................      n/a         n/a         n/a         n/a         n/a         n/a
                                                              -----       -----       -----       -----       -----       -----
  Total Portfolio.........................................    95.7%*      96.7%*      90.7%       93.0%       94.1%       95.4%
                                                              =====       =====       =====       =====       =====       =====

*   Includes approximately 1,500,000 of retail square footage.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                     IN-SERVICE OFFICE/TECHNICAL PROPERTIES

                               LEASE EXPIRATIONS

                                                                                        CURRENT ANNUALIZED        ANNUALIZED
                                               RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER        REVENUES UNDER
               YEAR OF LEASE                  FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES       EXPIRING LEASES
                 EXPIRATION                    EXPIRING LEASES      EXPIRING LEASES           P.S.F.         WITH FUTURE STEP-UPS
--------------------------------------------  ------------------   ------------------   ------------------   --------------------
2003........................................       144,687             $2,194,368             $15.17              $2,207,461
2004........................................        82,291              1,432,462              17.41               1,468,857
2005........................................       147,214              2,101,781              14.28               2,202,490
2006........................................       295,604              3,989,038              13.49               4,376,135
2007........................................       317,912              5,388,665              16.95               5,869,019
2008........................................            --                     --                 --                      --
2009........................................            --                     --                 --                      --
2010........................................        79,971              1,167,906              14.60               1,167,906
2011........................................       137,321              2,358,833              17.18               2,558,833
2012........................................        67,362              1,466,955              21.78               1,618,519
Thereafter..................................       135,750              2,123,844              15.65               2,372,805

                                              ANNUALIZED REVENUES
                                                 UNDER EXPIRING
               YEAR OF LEASE                   LEASES WITH FUTURE      PERCENTAGE OF
                 EXPIRATION                     STEP-UPS--P.S.F.     TOTAL SQUARE FEET
--------------------------------------------  --------------------   -----------------
2003........................................         $15.26                 8.71%
2004........................................          17.85                 4.96%
2005........................................          14.96                 8.87%
2006........................................          14.80                17.80%
2007........................................          18.46                19.14%
2008........................................             --                   --
2009........................................             --                   --
2010........................................          14.60                 4.82%
2011........................................          18.63                 8.27%
2012........................................          24.03                 4.06%
Thereafter..................................          17.48                 8.17%

                             OCCUPANCY BY LOCATION

                                                                     CBD                  SUBURBAN                  TOTAL
                                                            ---------------------   ---------------------   ---------------------
LOCATION                                                    31-DEC-02   31-DEC-01   31-DEC-02   31-DEC-01   31-DEC-02   31-DEC-01
--------                                                    ---------   ---------   ---------   ---------   ---------   ---------
Greater Boston............................................    100.0%      100.0%      100.0%      100.0%      100.0%      100.0%
Greater Washington........................................       --          --        84.3%       88.7%       84.3%       88.7%
Midtown Manhattan.........................................      n/a         n/a         n/a         n/a         n/a        89.0%
Baltimore, MD.............................................      n/a         n/a         n/a         n/a         n/a         n/a
Princeton/East Brunswick, NJ..............................      n/a         n/a         n/a         n/a         n/a         n/a
Richmond, VA..............................................      n/a         n/a         n/a         n/a         n/a         n/a
Greater San Francisco.....................................       --          --        87.5%       89.0%       87.5%
Bucks County, PA..........................................      n/a         n/a         n/a         n/a         n/a         n/a
                                                              -----       -----       -----       -----       -----       -----
  Total Portfolio.........................................    100.0%      100.0%       89.3%       91.8%       89.7%       92.1%
                                                              =====       =====       =====       =====       =====       =====

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                        IN-SERVICE INDUSTRIAL PROPERTIES

                               LEASE EXPIRATIONS

                                                                                        CURRENT ANNUALIZED        ANNUALIZED
                                               RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER        REVENUES UNDER
               YEAR OF LEASE                  FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES       EXPIRING LEASES
                 EXPIRATION                    EXPIRING LEASES      EXPIRING LEASES           P.S.F.         WITH FUTURE STEP-UPS
--------------------------------------------  ------------------   ------------------   ------------------   --------------------
2003........................................       152,009             $1,163,535             $ 7.65              $1,244,211
2004........................................       201,000              1,192,524               5.93               1,202,124
2005........................................            --                     --                 --                      --
2006........................................            --                     --                 --                      --
2007........................................        20,000                233,256              11.66                 258,183
2008........................................            --                     --                 --                      --
2009........................................            --                     --                 --                      --
2010........................................            --                     --                 --                      --
2011........................................            --                     --                 --                      --
2012........................................            --                     --                 --                      --
Thereafter..................................            --                     --                 --                      --

                                              ANNUALIZED REVENUES
                                                 UNDER EXPIRING
               YEAR OF LEASE                   LEASES WITH FUTURE      PERCENTAGE OF
                 EXPIRATION                     STEP-UPS--P.S.F.     TOTAL SQUARE FEET
--------------------------------------------  --------------------   -----------------
2003........................................         $ 8.19                40.75%
2004........................................           5.98                53.89%
2005........................................             --                   --
2006........................................             --                   --
2007........................................          12.91                 5.36%
2008........................................             --                   --
2009........................................             --                   --
2010........................................             --                   --
2011........................................             --                   --
2012........................................             --                   --
Thereafter..................................             --                   --

                             OCCUPANCY BY LOCATION

                                                                     CBD                  SUBURBAN                  TOTAL
                                                            ---------------------   ---------------------   ---------------------
LOCATION                                                    31-DEC-02   31-DEC-01   31-DEC-02   31-DEC-01   31-DEC-02   31-DEC-01
--------                                                    ---------   ---------   ---------   ---------   ---------   ---------
Greater Boston............................................       --          --       100.0%       89.8%      100.0%       89.8%
Greater Washington........................................      n/a         n/a         n/a         n/a         n/a         n/a
Midtown Manhattan.........................................      n/a         n/a         n/a         n/a         n/a         n/a
Baltimore, MD.............................................      n/a         n/a         n/a         n/a         n/a         n/a
Princeton/East Brunswick, NJ..............................      n/a         n/a         n/a         n/a         n/a         n/a
Richmond, VA..............................................      n/a         n/a         n/a         n/a         n/a         n/a
Greater San Francisco.....................................       --          --       100.0%       78.6%      100.0%       78.6%
Bucks County, PA..........................................       --          --       100.0%      100.0%      100.0%      100.0%
                                                              -----       -----       -----       -----       -----       -----
  Total Portfolio.........................................       --          --       100.0%       87.3%      100.0%       87.3%
                                                              =====       =====       =====       =====       =====       =====

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                          IN-SERVICE RETAIL PROPERTIES

                               ]LEASE EXPIRATIONS

                                                                                        CURRENT ANNUALIZED        ANNUALIZED
                                               RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER        REVENUES UNDER
               YEAR OF LEASE                  FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES       EXPIRING LEASES
                 EXPIRATION                    EXPIRING LEASES      EXPIRING LEASES           P.S.F.         WITH FUTURE STEP-UPS
--------------------------------------------  ------------------   ------------------   ------------------   --------------------
2003........................................        97,088            $ 7,902,768             $81.40(1)           $ 7,910,522
2004........................................       128,654              7,354,337              57.16                7,410,145
2005........................................        94,366              4,367,574              46.28                4,551,725
2006........................................        64,382              3,249,972              50.48                3,286,112
2007........................................        63,857              2,977,620              46.63                3,185,655
2008........................................        49,973              2,420,242              48.43                2,585,405
2009........................................        35,048              1,575,948              44.97                1,681,298
2010........................................        89,369              3,611,613              40.41                4,022,404
2011........................................        41,689              2,606,290              62.52                3,012,288
2012........................................       121,878              6,666,356              54.70                7,515,302
Thereafter..................................       499,780             20,290,577              40.60               28,515,040

                                              ANNUALIZED REVENUES
                                                 UNDER EXPIRING
               YEAR OF LEASE                   LEASES WITH FUTURE      PERCENTAGE OF
                 EXPIRATION                     STEP-UPS--P.S.F.     TOTAL SQUARE FEET
--------------------------------------------  --------------------   -----------------
2003........................................         $81.48                 6.66%
2004........................................          57.60                 8.83%
2005........................................          48.23                 6.48%
2006........................................          51.04                 4.42%
2007........................................          49.89                 4.38%
2008........................................          51.74                 3.43%
2009........................................          47.97                 2.41%
2010........................................          45.01                 6.13%
2011........................................          72.26                 2.86%
2012........................................          61.66                 8.37%
Thereafter..................................          57.06                34.31%

(1) Includes $2,318,616 of annual revenue from the Prudential Center retail kiosks for which there is zero square footage assigned.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                    GRAND TOTAL OF ALL IN-SERVICE PROPERTIES

                               LEASE EXPIRATIONS

                                                                                        CURRENT ANNUALIZED        ANNUALIZED
                                               RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER        REVENUES UNDER
               YEAR OF LEASE                  FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES       EXPIRING LEASES
                 EXPIRATION                    EXPIRING LEASES      EXPIRING LEASES           P.S.F.         WITH FUTURE STEP-UPS
--------------------------------------------  ------------------   ------------------   ------------------   --------------------
2003........................................      1,644,474           $ 52,844,755            $32.13             $ 53,094,939
2004........................................      2,559,104             92,793,601             36.26               93,366,005
2005........................................      2,690,726             97,902,119             36.39              100,905,670
2006........................................      3,562,432            138,867,900             38.98              143,776,456
2007........................................      2,671,419             94,714,813             35.45               99,211,635
2008........................................      1,437,372             59,848,925             41.64               59,648,168
2009........................................      2,468,327             90,948,175             36.85               99,974,527
2010........................................      1,476,004             64,244,167             43.53               72,656,818
2011........................................      2,846,193            111,161,486             39.06              127,919,813
2012........................................      2,186,739             96,735,475             44.24              106,321,851
Thereafter..................................      6,264,880            305,165,632             48.71              372,601,943

                                              ANNUALIZED REVENUES
                                                 UNDER EXPIRING
               YEAR OF LEASE                   LEASES WITH FUTURE      PERCENTAGE OF
                 EXPIRATION                     STEP-UPS--P.S.F.     TOTAL SQUARE FEET
--------------------------------------------  --------------------   -----------------
2003........................................         $32.29                 5.15%
2004........................................          36.48                 8.01%
2005........................................          37.50                 8.42%
2006........................................          40.36                11.15%
2007........................................          37.14                 8.36%
2008........................................          41.50                 4.50%
2009........................................          40.50                 7.72%
2010........................................          49.23                 4.62%
2011........................................          44.94                 8.91%
2012........................................          48.62                 6.84%
Thereafter..................................          59.47                19.61%

                             OCCUPANCY BY LOCATION

                                                                     CBD                  SUBURBAN                  TOTAL
                                                            ---------------------   ---------------------   ---------------------
LOCATION                                                    31-DEC-02   31-DEC-01   31-DEC-02   31-DEC-01   31-DEC-02   31-DEC-01
--------                                                    ---------   ---------   ---------   ---------   ---------   ---------
Greater Boston............................................     92.3%       91.1%       91.1%       93.4%       91.8%       92.3%
Greater Washington........................................     99.2%       99.3%       94.3%       94.5%       95.9%       97.8%
Midtown Manhattan.........................................     98.4%       99.8%         --          --        98.4%       99.8%
Baltimore, MD.............................................     97.6%       99.2%         --          --        97.6%       99.2%
Princeton/East Brunswick, NJ..............................       --          --        93.3%       88.6%       93.3%       88.6%
Richmond, VA..............................................     91.8%       98.4%         --          --        91.8%       98.4%
Greater San Francisco.....................................     93.0%       95.0%       64.8%       87.1%       87.4%       93.5%
Bucks County, PA..........................................       --          --       100.0%      100.0%      100.0%      100.0%
                                                              -----       -----       -----       -----       -----       -----
  Total Portfolio.........................................     95.7%       96.7%       90.8%       92.5%       93.9%       95.0%
                                                              =====       =====       =====       =====       =====       =====

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                      IN-SERVICE GREATER BOSTON PROPERTIES

                       LEASE EXPIRATIONS--GREATER BOSTON

                                                                                                                  OFFICE/TECHNICAL
                                                                                                                 ------------------

                                                                            OFFICE
                                                --------------------------------------------------------------
                                                                                               ANNUALIZED
                                                 RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER       RENTABLE SQUARE
                YEAR OF LEASE                   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES      FOOTAGE SUBJECT TO
                  EXPIRATION                     EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS    EXPIRING LEASES
----------------------------------------------  ------------------   ------------------   --------------------   ------------------
2003..........................................       272,245            $ 7,922,160            $ 7,982,167                  --
2004..........................................       646,994             24,267,597             24,610,085                  --
2005..........................................       859,312             33,919,465             34,509,418                  --
2006..........................................       572,608             20,896,210             21,296,025             253,704
2007..........................................       386,122             16,282,558             17,012,796             144,140
2008..........................................       125,579              4,043,043              4,160,919                  --
2009..........................................       944,472             33,860,325             37,315,155                  --
2010..........................................       170,346              6,781,620              7,702,342                  --
2011..........................................       762,735             26,625,094             31,762,240              80,000
2012..........................................       606,807             21,031,156             24,146,350              67,362
Thereafter....................................       679,652             26,348,739             33,804,339                  --

                                                           OFFICE/TECHNICAL
                                                ---------------------------------------
                                                                         ANNUALIZED

                                                CURRENT ANNUALIZED     REVENUES UNDER
                                                  REVENUES UNDER      EXPIRING LEASES
                YEAR OF LEASE                    EXPIRING LEASES     WITH FUTURE STEP-
                  EXPIRATION                          P.S.F.            UPS--P.S.F.
----------------------------------------------  ------------------   ------------------
2003..........................................      $       --           $      --
2004..........................................              --                  --
2005..........................................              --                  --
2006..........................................       3,328,641           3,663,288
2007..........................................       1,784,982           2,208,262
2008..........................................              --                  --
2009..........................................              --                  --
2010..........................................              --                  --
2011..........................................       1,579,750           1,779,750
2012..........................................       1,466,955           1,618,519
Thereafter....................................              --                  --

                                                                          INDUSTRIAL                                   RETAIL
                                                --------------------------------------------------------------   ------------------
                                                                                               ANNUALIZED
                                                 RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER       RENTABLE SQUARE
                YEAR OF LEASE                   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES      FOOTAGE SUBJECT TO
                  EXPIRATION                     EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS    EXPIRING LEASES
----------------------------------------------  ------------------   ------------------   --------------------   ------------------
2003..........................................         152,009           $1,163,535            $1,244,211               55,534
2004..........................................              --                   --                    --               87,456
2005..........................................              --                   --                    --               58,554
2006..........................................              --                   --                    --               15,154
2007..........................................              --                   --                    --                  432
2008..........................................              --                   --                    --                5,466
2009..........................................              --                   --                    --                   --
2010..........................................              --                   --                    --               37,110
2011..........................................              --                   --                    --               11,599
2012..........................................              --                   --                    --               55,076
Thereafter....................................              --                   --                    --              337,648

                                                                 RETAIL
                                                -----------------------------------------
                                                                          ANNUALIZED
                                                CURRENT ANNUALIZED      REVENUES UNDER
                YEAR OF LEASE                     REVENUES UNDER       EXPIRING LEASES
                  EXPIRATION                     EXPIRING LEASES     WITH FUTURE STEP-UPS
----------------------------------------------  ------------------   --------------------
2003..........................................      $5,842,381            $ 5,878,681
2004..........................................       5,429,030              5,454,530
2005..........................................       2,465,639              2,581,631
2006..........................................       1,057,710              1,064,390
2007..........................................          55,923                 63,300
2008..........................................         427,825                427,825
2009..........................................              --                     --
2010..........................................       1,418,251              1,492,471
2011..........................................         619,611                668,111
2012..........................................       1,917,359              2,005,503
Thereafter....................................       8,342,871             12,762,671

(1) Includes $2,318,616 of annual revenue from the Prudential Center retail kiosks for which there is zero square footage assigned.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                      IN-SERVICE GREATER BOSTON PROPERTIES

                  QUARTERLY LEASE EXPIRATIONS--GREATER BOSTON

                                                                            OFFICE                                OFFICE/TECHNICAL
                                                --------------------------------------------------------------   ------------------
                                                                                               ANNUALIZED
                                                 RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER       RENTABLE SQUARE
                YEAR OF LEASE                   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES      FOOTAGE SUBJECT TO
                  EXPIRATION                     EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS    EXPIRING LEASES
----------------------------------------------  ------------------   ------------------   --------------------   ------------------
Q1 2003.......................................          70,176          $  2,829,846           $ 2,829,846          $        --
Q2 2003.......................................          60,385             1,899,622             1,956,491                   --
Q3 2003.......................................         103,329             2,101,683             2,101,683                   --
Q4 2003.......................................          38,355             1,091,009             1,094,147                   --
                                                   -----------          ------------           -----------          -----------
Total 2003....................................         272,245             7,922,160             7,982,167                   --
                                                   ===========          ============           ===========          ===========
Q1 2004.......................................          57,562             1,929,723             1,936,617                   --
Q2 2004.......................................         102,197             3,602,344             3,658,491                   --
Q3 2004.......................................         344,874            13,930,379            14,182,581                   --
Q4 2004.......................................         142,361             4,805,151             4,832,396                   --
                                                   -----------          ------------           -----------          -----------
Total 2004....................................         646,994            24,267,596            24,610,085                   --
                                                   ===========          ============           ===========          ===========

                                                            OFFICE/TECHNICAL
                                                -----------------------------------------
                                                                          ANNUALIZED
                                                CURRENT ANNUALIZED      REVENUES UNDER
                YEAR OF LEASE                     REVENUES UNDER       EXPIRING LEASES
                  EXPIRATION                     EXPIRING LEASES     WITH FUTURE STEP-UPS
----------------------------------------------  ------------------   --------------------
Q1 2003.......................................     $        --            $        --
Q2 2003.......................................              --                     --
Q3 2003.......................................              --                     --
Q4 2003.......................................              --                     --
                                                   -----------            -----------
Total 2003....................................              --                     --
                                                   ===========            ===========
Q1 2004.......................................              --                     --
Q2 2004.......................................              --                     --
Q3 2004.......................................              --                     --
Q4 2004.......................................              --                     --
                                                   -----------            -----------
Total 2004....................................              --                     --
                                                   ===========            ===========

                                                                          INDUSTRIAL                                   RETAIL
                                                --------------------------------------------------------------   ------------------
                                                                                               ANNUALIZED
                                                 RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER       RENTABLE SQUARE
                YEAR OF LEASE                   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES      FOOTAGE SUBJECT TO
                  EXPIRATION                     EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS    EXPIRING LEASES
----------------------------------------------  ------------------   ------------------   --------------------   ------------------
Q1 2003.......................................          23,904          $    210,852           $   291,528               20,747
Q2 2003.......................................              --                    --                    --                4,000
Q3 2003.......................................         128,105               952,684               952,684                1,075
Q4 2003.......................................              --                    --                    --               29,712
                                                   -----------          ------------           -----------          -----------
Total 2003....................................         152,009          $  1,163,535           $ 1,244,211               55,534
                                                   ===========          ============           ===========          ===========
Q1 2004.......................................              --                    --                    --               59,704
Q2 2004.......................................              --                    --                    --                9,669
Q3 2004.......................................              --                    --                    --                3,187
Q4 2004.......................................              --                    --                    --               14,896
                                                   -----------          ------------           -----------          -----------
Total 2004....................................              --                    --                    --               87,456
                                                   ===========          ============           ===========          ===========

                                                                 RETAIL
                                                -----------------------------------------
                                                                          ANNUALIZED
                                                CURRENT ANNUALIZED      REVENUES UNDER
                YEAR OF LEASE                     REVENUES UNDER       EXPIRING LEASES
                  EXPIRATION                     EXPIRING LEASES     WITH FUTURE STEP-UPS
----------------------------------------------  ------------------   --------------------
Q1 2003.......................................     $   908,811            $ 1,029,411
Q2 2003.......................................       1,079,826                796,026
Q3 2003.......................................         163,000                139,000
Q4 2003.......................................       3,690,744              3,914,244
                                                   -----------            -----------
Total 2003....................................     $ 5,842,381            $ 5,878,681
                                                   ===========            ===========
Q1 2004.......................................       3,822,537              3,822,537
Q2 2004.......................................         851,927                851,927
Q3 2004.......................................         292,533                292,533
Q4 2004.......................................         462,033                487,533
                                                   -----------            -----------
Total 2004....................................     $ 5,429,030            $ 5,454,530
                                                   ===========            ===========

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                    IN-SERVICE GREATER WASHINGTON PROPERTIES

                     LEASE EXPIRATIONS--GREATER WASHINGTON

                                                                            OFFICE                                OFFICE/TECHNICAL
                                                --------------------------------------------------------------   ------------------
                                                                                               ANNUALIZED
                                                 RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER       RENTABLE SQUARE
                YEAR OF LEASE                   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES      FOOTAGE SUBJECT TO
                  EXPIRATION                     EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS    EXPIRING LEASES
----------------------------------------------  ------------------   ------------------   --------------------   ------------------
2003..........................................         121,576          $  3,671,295           $ 3,690,565              100,912
2004..........................................         223,328             8,129,248             8,352,697               67,791
2005..........................................         490,525            17,267,678            18,406,164              101,345
2006..........................................         425,184            12,162,224            13,013,019               33,400
2007..........................................         654,110            20,935,582            21,602,057              163,422
2008..........................................         424,056            17,008,484            13,655,805                   --
2009..........................................         694,507            23,052,385            24,542,810                   --
2010..........................................         518,240            20,036,460            23,720,277               79,971
2011..........................................       1,062,026            31,858,178            38,081,807               57,321
2012..........................................         309,951            10,472,201            13,052,257                   --
Thereafter....................................       1,013,679            32,241,696            38,449,678              135,750

                                                            OFFICE/TECHNICAL
                                                -----------------------------------------
                                                                          ANNUALIZED
                                                CURRENT ANNUALIZED      REVENUES UNDER
                YEAR OF LEASE                     REVENUES UNDER       EXPIRING LEASES
                  EXPIRATION                     EXPIRING LEASES     WITH FUTURE STEP-UPS
----------------------------------------------  ------------------   --------------------
2003..........................................     $ 1,463,566            $ 1,476,660
2004..........................................       1,196,458              1,226,493
2005..........................................       1,446,746              1,518,966
2006..........................................         522,025                563,495
2007..........................................       3,472,883              3,500,437
2008..........................................              --                     --
2009..........................................              --                     --
2010..........................................       1,167,906              1,167,906
2011..........................................         779,083                779,083
2012..........................................              --                     --
Thereafter....................................       2,123,844              2,372,805

                                                                          INDUSTRIAL                                   RETAIL
                                                --------------------------------------------------------------   ------------------
                                                                                               ANNUALIZED
                                                 RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER       RENTABLE SQUARE
                YEAR OF LEASE                   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES      FOOTAGE SUBJECT TO
                  EXPIRATION                     EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS    EXPIRING LEASES
----------------------------------------------  ------------------   ------------------   --------------------   ------------------
2003..........................................              --          $         --           $        --                  810
2004..........................................              --                    --                    --                5,209
2005..........................................              --                    --                    --                9,570
2006..........................................              --                    --                    --                6,645
2007..........................................              --                    --                    --               23,248
2008..........................................              --                    --                    --               16,338
2009..........................................              --                    --                    --                   --
2010..........................................              --                    --                    --               10,277
2011..........................................              --                    --                    --               11,221
2012..........................................              --                    --                    --                7,519
Thereafter....................................              --                    --                    --               23,685

                                                                 RETAIL
                                                -----------------------------------------
                                                                          ANNUALIZED
                                                CURRENT ANNUALIZED      REVENUES UNDER
                YEAR OF LEASE                     REVENUES UNDER       EXPIRING LEASES
                  EXPIRATION                     EXPIRING LEASES     WITH FUTURE STEP-UPS
----------------------------------------------  ------------------   --------------------
2003..........................................     $    27,770            $    27,770
2004..........................................         209,969                212,995
2005..........................................         390,327                407,080
2006..........................................         277,533                277,898
2007..........................................         676,112                699,382
2008..........................................         583,620                670,555
2009..........................................              --                     --
2010..........................................         370,157                430,861
2011..........................................         468,529                528,386
2012..........................................         149,731                185,933
Thereafter....................................         789,615              1,109,914

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                    IN-SERVICE GREATER WASHINGTON PROPERTIES

                QUARTERLY LEASE EXPIRATIONS--GREATER WASHINGTON

                                                                            OFFICE                                OFFICE/TECHNICAL
                                                --------------------------------------------------------------   ------------------
                                                                                               ANNUALIZED
                                                 RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER       RENTABLE SQUARE
                YEAR OF LEASE                   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES      FOOTAGE SUBJECT TO
                  EXPIRATION                     EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS    EXPIRING LEASES
----------------------------------------------  ------------------   ------------------   --------------------   ------------------
Q1 2003.......................................              --          $         --           $        --               25,384
Q2 2003.......................................          76,266             2,220,628             2,221,903               36,847
Q3 2003.......................................          23,624               850,289               859,500               31,681
Q4 2003.......................................          21,686               600,378               609,161                7,000
                                                   -----------          ------------           -----------          -----------
Total 2003....................................         121,576             3,671,295             3,690,565              100,912
                                                   ===========          ============           ===========          ===========
Q1 2004.......................................          50,565             1,625,490             1,671,762               14,338
Q2 2004.......................................          46,308             1,448,442             1,480,457               43,101
Q3 2004.......................................          94,622             3,833,272             3,954,805                   --
Q4 2004.......................................          31,833             1,222,044             1,245,673               10,352
                                                   -----------          ------------           -----------          -----------
Total 2004....................................         223,328             8,129,248             8,352,697               67,791
                                                   ===========          ============           ===========          ===========

                                                            OFFICE/TECHNICAL
                                                -----------------------------------------
                                                                          ANNUALIZED
                                                CURRENT ANNUALIZED      REVENUES UNDER
                YEAR OF LEASE                     REVENUES UNDER       EXPIRING LEASES
                  EXPIRATION                     EXPIRING LEASES     WITH FUTURE STEP-UPS
----------------------------------------------  ------------------   --------------------
Q1 2003.......................................     $   385,950            $   385,950
Q2 2003.......................................         544,335                557,429
Q3 2003.......................................         435,281                435,281
Q4 2003.......................................       98,000.04              98,000.04
                                                   -----------            -----------
Total 2003....................................       1,463,566              1,476,660
                                                   ===========            ===========
Q1 2004.......................................         231,585                237,562
Q2 2004.......................................         742,853                760,424
Q3 2004.......................................              --                     --
Q4 2004.......................................         222,020                228,507
                                                   -----------            -----------
Total 2004....................................       1,196,458              1,226,493
                                                   ===========            ===========

                                                                          INDUSTRIAL                                   RETAIL
                                                --------------------------------------------------------------   ------------------
                                                                                               ANNUALIZED
                                                 RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER       RENTABLE SQUARE
                YEAR OF LEASE                   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES      FOOTAGE SUBJECT TO
                  EXPIRATION                     EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS    EXPIRING LEASES
----------------------------------------------  ------------------   ------------------   --------------------   ------------------
Q1 2003.......................................              --          $         --           $        --                   --
Q2 2003.......................................              --                    --                    --                   --
Q3 2003.......................................              --                    --                    --                   --
Q4 2003.......................................              --                    --                    --                  810
                                                   -----------          ------------           -----------          -----------
Total 2003....................................              --                    --                    --                  810
                                                   ===========          ============           ===========          ===========
Q1 2004.......................................              --                    --                    --                2,183
Q2 2004.......................................              --                    --                    --                3,026
Q3 2004.......................................              --                    --                    --                   --
Q4 2004.......................................              --                    --                    --                   --
                                                   -----------          ------------           -----------          -----------
Total 2004....................................              --                    --                    --                5,209
                                                   ===========          ============           ===========          ===========

                                                                 RETAIL
                                                -----------------------------------------
                                                                          ANNUALIZED
                                                CURRENT ANNUALIZED      REVENUES UNDER
                YEAR OF LEASE                     REVENUES UNDER       EXPIRING LEASES
                  EXPIRATION                     EXPIRING LEASES     WITH FUTURE STEP-UPS
----------------------------------------------  ------------------   --------------------
Q1 2003.......................................     $        --            $        --
Q2 2003.......................................              --                     --
Q3 2003.......................................              --                     --
Q4 2003.......................................          27,770                 27,770
                                                   -----------            -----------
Total 2003....................................          27,770                 27,770
                                                   ===========            ===========
Q1 2004.......................................          72,212                 72,212
Q2 2004.......................................         137,756                140,782
Q3 2004.......................................              --                     --
Q4 2004.......................................              --                     --
                                                   -----------            -----------
Total 2004....................................         209,969                212,995
                                                   ===========            ===========

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                  IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

                    LEASE EXPIRATIONS--GREATER SAN FRANCISCO

                                                                            OFFICE                                OFFICE/TECHNICAL
                                                --------------------------------------------------------------   ------------------
                                                                                               ANNUALIZED
                                                 RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER       RENTABLE SQUARE
                YEAR OF LEASE                   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES      FOOTAGE SUBJECT TO
                  EXPIRATION                     EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS    EXPIRING LEASES
----------------------------------------------  ------------------   ------------------   --------------------   ------------------
2003..........................................         471,805          $ 18,082,335           $18,134,589               43,775
2004..........................................         574,955            26,274,912            26,081,285               14,500
2005..........................................         355,723            16,143,321            16,612,141               45,869
2006..........................................         910,348            44,825,519            46,596,967                8,500
2007..........................................         427,809            20,237,351            21,176,850               10,350
2008..........................................         167,410             6,748,689             7,064,266                   --
2009..........................................         254,262            11,012,778            11,694,736                   --
2010..........................................         180,943            10,771,710            12,645,530                   --
2011..........................................         192,689            17,971,253            18,463,847                   --
2012..........................................         127,682             5,184,464             5,699,105                   --
Thereafter....................................         144,115             6,219,404             6,604,054                   --

                                                            OFFICE/TECHNICAL
                                                -----------------------------------------
                                                                          ANNUALIZED
                                                CURRENT ANNUALIZED      REVENUES UNDER
                YEAR OF LEASE                     REVENUES UNDER       EXPIRING LEASES
                  EXPIRATION                     EXPIRING LEASES     WITH FUTURE STEP-UPS
----------------------------------------------  ------------------   --------------------
2003..........................................     $   730,802            $   730,802
2004..........................................         236,004                242,364
2005..........................................         655,035                683,525
2006..........................................         138,372                149,352
2007..........................................         130,800                160,320
2008..........................................              --                     --
2009..........................................              --                     --
2010..........................................              --                     --
2011..........................................              --                     --
2012..........................................              --                     --
Thereafter....................................              --                     --

                                                                          INDUSTRIAL                                   RETAIL
                                                --------------------------------------------------------------   ------------------
                                                                                               ANNUALIZED
                                                 RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER       RENTABLE SQUARE
                YEAR OF LEASE                   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES      FOOTAGE SUBJECT TO
                  EXPIRATION                     EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS    EXPIRING LEASES
----------------------------------------------  ------------------   ------------------   --------------------   ------------------
2003..........................................              --          $         --           $        --               38,429
2004..........................................          40,000               421,476               431,076               29,285
2005..........................................              --                    --                    --               23,012
2006..........................................              --                    --                    --               18,043
2007..........................................          20,000               233,256               258,183               20,891
2008..........................................              --                    --                    --               24,937
2009..........................................              --                    --                    --               35,048
2010..........................................              --                    --                    --               30,749
2011..........................................              --                    --                    --                3,474
2012..........................................              --                    --                    --               35,018
Thereafter....................................              --                    --                    --                7,690

                                                                 RETAIL
                                                -----------------------------------------
                                                                          ANNUALIZED
                                                CURRENT ANNUALIZED      REVENUES UNDER
                YEAR OF LEASE                     REVENUES UNDER       EXPIRING LEASES
                  EXPIRATION                     EXPIRING LEASES     WITH FUTURE STEP-UPS
----------------------------------------------  ------------------   --------------------
2003..........................................     $ 1,708,645            $ 1,680,098
2004..........................................       1,405,724              1,423,453
2005..........................................       1,136,754              1,157,770
2006..........................................         901,480                908,608
2007..........................................       1,345,300              1,427,788
2008..........................................       1,256,211              1,317,897
2009..........................................       1,575,948              1,681,298
2010..........................................       1,285,287              1,464,401
2011..........................................         196,298                229,226
2012..........................................       2,090,812              2,405,158
Thereafter....................................         523,973                577,532

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                  IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

               QUARTERLY LEASE EXPIRATIONS--GREATER SAN FRANCISCO

                                                                            OFFICE                                OFFICE/TECHNICAL
                                                --------------------------------------------------------------   ------------------
                                                                                               ANNUALIZED
                                                 RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER       RENTABLE SQUARE
                YEAR OF LEASE                   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES      FOOTAGE SUBJECT TO
                  EXPIRATION                     EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS    EXPIRING LEASES
----------------------------------------------  ------------------   ------------------   --------------------   ------------------
Q1 2003.......................................          81,123          $  3,212,565           $ 3,229,053                5,255
Q2 2003.......................................          65,402             2,840,569             2,840,569               19,001
Q3 2003.......................................          18,428               575,311               575,311               10,547
Q4 2003.......................................         306,852            11,453,890            11,489,656                8,972
                                                   -----------          ------------           -----------          -----------
Total 2003....................................         471,805            18,082,335            18,134,589               43,775
                                                   ===========          ============           ===========          ===========
Q1 2004.......................................          28,229             1,618,998             1,636,807                   --
Q2 2004.......................................         157,863             6,709,593             6,712,965                5,000
Q3 2004.......................................         230,631            10,718,107            10,725,554                5,500
Q4 2004.......................................         158,232             7,228,215             7,005,959                4,000
                                                   -----------          ------------           -----------          -----------
Total 2004....................................         574,955            26,274,912            26,081,285               14,500
                                                   ===========          ============           ===========          ===========

                                                            OFFICE/TECHNICAL
                                                -----------------------------------------
                                                                          ANNUALIZED
                                                CURRENT ANNUALIZED      REVENUES UNDER
                YEAR OF LEASE                     REVENUES UNDER       EXPIRING LEASES
                  EXPIRATION                     EXPIRING LEASES     WITH FUTURE STEP-UPS
----------------------------------------------  ------------------   --------------------
Q1 2003.......................................     $    97,683            $    97,683
Q2 2003.......................................         300,673                300,673
Q3 2003.......................................         171,048                171,048
Q4 2003.......................................         161,398                161,398
                                                   -----------            -----------
Total 2003....................................         730,802                730,802
                                                   ===========            ===========
Q1 2004.......................................              --                     --
Q2 2004.......................................          79,548                 81,648
Q3 2004.......................................          98,628                101,268
Q4 2004.......................................          57,828                 59,448
                                                   -----------            -----------
Total 2004....................................         236,004                242,364
                                                   ===========            ===========

                                                                          INDUSTRIAL                                   RETAIL
                                                --------------------------------------------------------------   ------------------
                                                                                               ANNUALIZED
                                                 RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER       RENTABLE SQUARE
                YEAR OF LEASE                   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES      FOOTAGE SUBJECT TO
                  EXPIRATION                     EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS    EXPIRING LEASES
----------------------------------------------  ------------------   ------------------   --------------------   ------------------
Q1 2003.......................................              --          $         --           $        --                5,807
Q2 2003.......................................              --                    --                    --                7,412
Q3 2003.......................................              --                    --                    --                   --
Q4 2003.......................................              --                    --                    --               25,210
                                                   -----------          ------------           -----------          -----------
Total 2003....................................              --                    --                    --               38,429
                                                   ===========          ============           ===========          ===========
Q1 2004.......................................              --                    --                    --               16,598
Q2 2004.......................................              --                    --                    --                   --
Q3 2004.......................................              --                    --                    --                4,982
Q4 2004.......................................          40,000               421,476               431,076                7,705
                                                   -----------          ------------           -----------          -----------
Total 2004....................................          40,000               421,476               431,076               29,285
                                                   ===========          ============           ===========          ===========

                                                                 RETAIL
                                                -----------------------------------------
                                                                          ANNUALIZED
                                                CURRENT ANNUALIZED      REVENUES UNDER
                YEAR OF LEASE                     REVENUES UNDER       EXPIRING LEASES
                  EXPIRATION                     EXPIRING LEASES     WITH FUTURE STEP-UPS
----------------------------------------------  ------------------   --------------------
Q1 2003.......................................     $   141,189            $   105,700
Q2 2003.......................................         536,354                536,354
Q3 2003.......................................              --                     --
Q4 2003.......................................       1,031,102              1,038,044
                                                   -----------            -----------
Total 2003....................................       1,708,645              1,680,098
                                                   ===========            ===========
Q1 2004.......................................         696,786                714,515
Q2 2004.......................................              --                     --
Q3 2004.......................................         285,245                285,245
Q4 2004.......................................         423,693                423,693
                                                   -----------            -----------
Total 2004....................................       1,405,724              1,423,453
                                                   ===========            ===========

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                    IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

                      LEASE EXPIRATIONS--MIDTOWN MANHATTAN

                                                                            OFFICE                                OFFICE/TECHNICAL
                                                --------------------------------------------------------------   ------------------
                                                                                               ANNUALIZED
                                                 RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER       RENTABLE SQUARE
                YEAR OF LEASE                   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES      FOOTAGE SUBJECT TO
                  EXPIRATION                     EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS    EXPIRING LEASES
----------------------------------------------  ------------------   ------------------   --------------------   ------------------
2003..........................................         121,520          $  5,515,989           $ 5,515,989                   --
2004..........................................         164,723             9,325,127             9,340,151                   --
2005..........................................         113,291             7,151,927             7,173,577                   --
2006..........................................         481,316            30,138,998            30,572,610                   --
2007..........................................         201,557            12,045,052            12,147,947                   --
2008..........................................         462,395            25,726,448            27,577,804                   --
2009..........................................         250,804            13,998,636            16,022,270                   --
2010..........................................         262,620            16,574,296            17,565,611                   --
2011..........................................         390,174            22,088,621            25,528,549                   --
2012..........................................         922,493            50,959,155            53,071,040                   --
Thereafter....................................       3,549,815           210,677,445           254,861,719                   --

                                                            OFFICE/TECHNICAL
                                                -----------------------------------------
                                                                          ANNUALIZED
                                                CURRENT ANNUALIZED      REVENUES UNDER
                YEAR OF LEASE                     REVENUES UNDER       EXPIRING LEASES
                  EXPIRATION                     EXPIRING LEASES     WITH FUTURE STEP-UPS
----------------------------------------------  ------------------   --------------------
2003..........................................     $        --            $        --
2004..........................................              --                     --
2005..........................................              --                     --
2006..........................................              --                     --
2007..........................................              --                     --
2008..........................................              --                     --
2009..........................................              --                     --
2010..........................................              --                     --
2011..........................................              --                     --
2012..........................................              --                     --
Thereafter....................................              --                     --

                                                                          INDUSTRIAL                                   RETAIL
                                                --------------------------------------------------------------   ------------------
                                                                                               ANNUALIZED
                                                 RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER       RENTABLE SQUARE
                YEAR OF LEASE                   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES      FOOTAGE SUBJECT TO
                  EXPIRATION                     EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS    EXPIRING LEASES
----------------------------------------------  ------------------   ------------------   --------------------   ------------------
2003..........................................              --          $         --           $        --                2,315
2004..........................................              --                    --                    --                3,800
2005..........................................              --                    --                    --                3,230
2006..........................................              --                    --                    --               17,700
2007..........................................              --                    --                    --                6,876
2008..........................................              --                    --                    --                3,232
2009..........................................              --                    --                    --                   --
2010..........................................              --                    --                    --               10,608
2011..........................................              --                    --                    --               15,395
2012..........................................              --                    --                    --               22,865
Thereafter....................................              --                    --                    --              128,242

                                                                 RETAIL
                                                -----------------------------------------
                                                                          ANNUALIZED
                                                CURRENT ANNUALIZED      REVENUES UNDER
                YEAR OF LEASE                     REVENUES UNDER       EXPIRING LEASES
                  EXPIRATION                     EXPIRING LEASES     WITH FUTURE STEP-UPS
----------------------------------------------  ------------------   --------------------
2003..........................................     $   323,973            $   323,973
2004..........................................         257,239                266,573
2005..........................................         374,855                405,244
2006..........................................         784,617                806,582
2007..........................................         644,793                709,055
2008..........................................         152,587                169,129
2009..........................................              --                     --
2010..........................................         523,164                615,535
2011..........................................       1,321,852              1,586,565
2012..........................................       2,496,354              2,904,825
Thereafter....................................      10,577,504             13,997,218

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                    IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

                 QUARTERLY LEASE EXPIRATIONS--MIDTOWN MANHATTAN

                                                                            OFFICE                                OFFICE/TECHNICAL
                                                --------------------------------------------------------------   ------------------
                                                                                               ANNUALIZED
                                                 RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER       RENTABLE SQUARE
                YEAR OF LEASE                   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES      FOOTAGE SUBJECT TO
                  EXPIRATION                     EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS    EXPIRING LEASES
----------------------------------------------  ------------------   ------------------   --------------------   ------------------
Q1 2003.......................................     $        --          $         --           $        --          $        --
Q2 2003.......................................          37,005             2,090,493             2,090,493                   --
Q3 2003.......................................          59,016             2,071,770             2,071,770                   --
Q4 2003.......................................          25,499             1,353,726             1,353,726                   --
                                                   -----------          ------------           -----------          -----------
Total 2003....................................         121,520             5,515,989             5,515,989                   --
                                                   ===========          ============           ===========          ===========
Q1 2004.......................................              --                    --                    --                   --
Q2 2004.......................................          53,473             4,109,433             4,109,433                   --
Q3 2004.......................................              --                    --                    --                   --
Q4 2004.......................................         111,250             5,215,694             5,230,718                   --
                                                   -----------          ------------           -----------          -----------
Total 2004....................................         164,723             9,325,127             9,340,151                   --
                                                   ===========          ============           ===========          ===========

                                                            OFFICE/TECHNICAL
                                                -----------------------------------------
                                                                          ANNUALIZED
                                                CURRENT ANNUALIZED      REVENUES UNDER
                YEAR OF LEASE                     REVENUES UNDER       EXPIRING LEASES
                  EXPIRATION                     EXPIRING LEASES     WITH FUTURE STEP-UPS
----------------------------------------------  ------------------   --------------------
Q1 2003.......................................     $        --            $        --
Q2 2003.......................................              --                     --
Q3 2003.......................................              --                     --
Q4 2003.......................................              --                     --
                                                   -----------            -----------
Total 2003....................................              --                     --
                                                   ===========            ===========
Q1 2004.......................................              --                     --
Q2 2004.......................................              --                     --
Q3 2004.......................................              --                     --
Q4 2004.......................................              --                     --
                                                   -----------            -----------
Total 2004....................................              --                     --
                                                   ===========            ===========

                                                                          INDUSTRIAL                                   RETAIL
                                                --------------------------------------------------------------   ------------------
                                                                                               ANNUALIZED
                                                 RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER       RENTABLE SQUARE
                YEAR OF LEASE                   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES      FOOTAGE SUBJECT TO
                  EXPIRATION                     EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS    EXPIRING LEASES
----------------------------------------------  ------------------   ------------------   --------------------   ------------------
Q1 2003.......................................              --          $         --           $        --                   --
Q2 2003.......................................              --                    --                    --                   --
Q3 2003.......................................              --                    --                    --                1,515
Q4 2003.......................................              --                    --                    --                  800
                                                   -----------          ------------           -----------          -----------
Total 2003....................................              --                    --                    --                2,315
                                                   ===========          ============           ===========          ===========
Q1 2004.......................................              --                    --                    --                   --
Q2 2004.......................................              --                    --                    --                  350
Q3 2004.......................................              --                    --                    --                   --
Q4 2004.......................................              --                    --                    --                3,450
                                                   -----------          ------------           -----------          -----------
Total 2004....................................              --                    --                    --                3,800
                                                   ===========          ============           ===========          ===========

                                                                 RETAIL
                                                -----------------------------------------
                                                                          ANNUALIZED
                                                CURRENT ANNUALIZED      REVENUES UNDER
                YEAR OF LEASE                     REVENUES UNDER       EXPIRING LEASES
                  EXPIRATION                     EXPIRING LEASES     WITH FUTURE STEP-UPS
----------------------------------------------  ------------------   --------------------
Q1 2003.......................................     $        --            $        --
Q2 2003.......................................              --                     --
Q3 2003.......................................          64,220                 64,220
Q4 2003.......................................         259,753                259,753
                                                   -----------            -----------
Total 2003....................................         323,973                323,973
                                                   ===========            ===========
Q1 2004.......................................              --                     --
Q2 2004.......................................          47,345                 50,139
Q3 2004.......................................              --                     --
Q4 2004.......................................         209,894                216,434
                                                   -----------            -----------
Total 2004....................................         257,239                266,573
                                                   ===========            ===========

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                 IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

                  LEASE EXPIRATIONS--PRINCETON/EAST BRUNSWICK

                                                                            OFFICE                                OFFICE/TECHNICAL
                                                --------------------------------------------------------------   ------------------
                                                                                               ANNUALIZED
                                                 RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER       RENTABLE SQUARE
                YEAR OF LEASE                   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES      FOOTAGE SUBJECT TO
                  EXPIRATION                     EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS    EXPIRING LEASES
----------------------------------------------  ------------------   ------------------   --------------------   ------------------
2003..........................................          97,193          $  2,788,097           $ 2,788,097                   --
2004..........................................         410,880            12,085,326            12,108,249                   --
2005..........................................         237,630             7,261,045             7,350,624                   --
2006..........................................          87,691             2,845,967             2,998,578                   --
2007..........................................         510,959            13,820,256            15,047,700                   --
2008..........................................              --                    --                    --                   --
2009..........................................         161,514             4,886,156             5,645,940                   --
2010..........................................         145,675             4,690,766             5,105,120                   --
2011..........................................         254,941             7,534,086             8,375,570                   --
2012..........................................              --                    --                    --                   --
Thereafter....................................         237,429             7,160,772             7,849,057                   --

                                                            OFFICE/TECHNICAL
                                                -----------------------------------------
                                                                          ANNUALIZED
                                                CURRENT ANNUALIZED      REVENUES UNDER
                YEAR OF LEASE                     REVENUES UNDER       EXPIRING LEASES
                  EXPIRATION                     EXPIRING LEASES     WITH FUTURE STEP-UPS
----------------------------------------------  ------------------   --------------------
2003..........................................     $        --            $        --
2004..........................................              --                     --
2005..........................................              --                     --
2006..........................................              --                     --
2007..........................................              --                     --
2008..........................................              --                     --
2009..........................................              --                     --
2010..........................................              --                     --
2011..........................................              --                     --
2012..........................................              --                     --
Thereafter....................................              --                     --

                                                                          INDUSTRIAL                                   RETAIL
                                                --------------------------------------------------------------   ------------------
                                                                                               ANNUALIZED
                                                 RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER       RENTABLE SQUARE
                YEAR OF LEASE                   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES      FOOTAGE SUBJECT TO
                  EXPIRATION                     EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS    EXPIRING LEASES
----------------------------------------------  ------------------   ------------------   --------------------   ------------------
2003..........................................              --          $         --           $        --                   --
2004..........................................              --                    --                    --                2,904
2005..........................................              --                    --                    --                   --
2006..........................................              --                    --                    --                   --
2007..........................................              --                    --                    --                   --
2008..........................................              --                    --                    --                   --
2009..........................................              --                    --                    --                   --
2010..........................................              --                    --                    --                   --
2011..........................................              --                    --                    --                   --
2012..........................................              --                    --                    --                   --
Thereafter....................................              --                    --                    --                   --

                                                                 RETAIL
                                                -----------------------------------------
                                                                          ANNUALIZED
                                                CURRENT ANNUALIZED      REVENUES UNDER
                YEAR OF LEASE                     REVENUES UNDER       EXPIRING LEASES
                  EXPIRATION                     EXPIRING LEASES     WITH FUTURE STEP-UPS
----------------------------------------------  ------------------   --------------------
2003..........................................     $        --            $        --
2004..........................................          48,000                 48,000
2005..........................................              --                     --
2006..........................................              --                     --
2007..........................................              --                     --
2008..........................................              --                     --
2009..........................................              --                     --
2010..........................................              --                     --
2011..........................................              --                     --
2012..........................................              --                     --
Thereafter....................................              --                     --

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                 IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

             QUARTERLY LEASE EXPIRATIONS--PRINCETON/EAST BRUNSWICK

                                                                            OFFICE                                OFFICE/TECHNICAL
                                                --------------------------------------------------------------   ------------------
                                                                                               ANNUALIZED
                                                 RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER       RENTABLE SQUARE
                YEAR OF LEASE                   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES      FOOTAGE SUBJECT TO
                  EXPIRATION                     EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS    EXPIRING LEASES
----------------------------------------------  ------------------   ------------------   --------------------   ------------------
Q1 2003.......................................          11,952          $    478,634           $   478,634                   --
Q2 2003.......................................           2,242                70,927                70,927                   --
Q3 2003.......................................          11,302               309,629               309,629                   --
Q4 2003.......................................          71,697             1,928,908             1,928,908                   --
                                                   -----------          ------------           -----------          -----------
Total 2003....................................          97,193             2,788,097             2,788,097                   --
                                                   ===========          ============           ===========          ===========
Q1 2004.......................................          15,570               452,936               452,936                   --
Q2 2004.......................................          54,636             1,507,852             1,507,852                   --
Q3 2004.......................................         121,054             3,614,735             3,614,735                   --
Q4 2004.......................................         219,620             6,509,804             6,532,727                   --
                                                   -----------          ------------           -----------          -----------
Total 2004....................................         410,880            12,085,326            12,108,249                   --
                                                   ===========          ============           ===========          ===========

                                                            OFFICE/TECHNICAL
                                                -----------------------------------------
                                                                          ANNUALIZED
                                                CURRENT ANNUALIZED      REVENUES UNDER
                YEAR OF LEASE                     REVENUES UNDER       EXPIRING LEASES
                  EXPIRATION                     EXPIRING LEASES     WITH FUTURE STEP-UPS
----------------------------------------------  ------------------   --------------------
Q1 2003.......................................     $        --            $        --
Q2 2003.......................................              --                     --
Q3 2003.......................................              --                     --
Q4 2003.......................................              --                     --
                                                   -----------            -----------
Total 2003....................................              --                     --
                                                   ===========            ===========
Q1 2004.......................................              --                     --
Q2 2004.......................................              --                     --
Q3 2004.......................................              --                     --
Q4 2004.......................................              --                     --
                                                   -----------            -----------
Total 2004....................................              --                     --
                                                   ===========            ===========

                                                                          INDUSTRIAL                                   RETAIL
                                                --------------------------------------------------------------   ------------------
                                                                                               ANNUALIZED
                                                 RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER       RENTABLE SQUARE
                YEAR OF LEASE                   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES      FOOTAGE SUBJECT TO
                  EXPIRATION                     EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS    EXPIRING LEASES
----------------------------------------------  ------------------   ------------------   --------------------   ------------------
Q1 2003.......................................              --          $         --           $        --                   --
Q2 2003.......................................              --                    --                    --                   --
Q3 2003.......................................              --                    --                    --                   --
Q4 2003.......................................              --                    --                    --                   --
                                                   -----------          ------------           -----------          -----------
Total 2003....................................              --                    --                    --                   --
                                                   ===========          ============           ===========          ===========
Q1 2004.......................................              --                    --                    --                   --
Q2 2004.......................................              --                    --                    --                   --
Q3 2004.......................................              --                    --                    --                   --
Q4 2004.......................................              --                    --                    --                2,904
                                                   -----------          ------------           -----------          -----------
Total 2004....................................              --                    --                    --                2,904
                                                   ===========          ============           ===========          ===========

                                                                 RETAIL
                                                -----------------------------------------
                                                                          ANNUALIZED
                                                CURRENT ANNUALIZED      REVENUES UNDER
                YEAR OF LEASE                     REVENUES UNDER       EXPIRING LEASES
                  EXPIRATION                     EXPIRING LEASES     WITH FUTURE STEP-UPS
----------------------------------------------  ------------------   --------------------
Q1 2003.......................................     $        --            $        --
Q2 2003.......................................              --                     --
Q3 2003.......................................              --                     --
Q4 2003.......................................              --                     --
                                                   -----------            -----------
Total 2003....................................              --                     --
                                                   ===========            ===========
Q1 2004.......................................              --                     --
Q2 2004.......................................              --                     --
Q3 2004.......................................              --                     --
Q4 2004.......................................          48,000                 48,000
                                                   -----------            -----------
Total 2004....................................          48,000                 48,000
                                                   ===========            ===========

                                                                Exhibit 99.1

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                          IN-SERVICE OTHER PROPERTIES

                               LEASE EXPIRATIONS
        OTHER PROPERTIES (RICHMOND, VA, BALTIMORE, MD, BUCKS COUNTY, PA)

                                                                          OFFICE                            OFFICE/TECHNICAL
                                                 --------------------------------------------------------   ----------------
                                                                                            ANNUALIZED
                                                                          CURRENT            REVENUES           RENTABLE
                                                  RENTABLE SQUARE       ANNUALIZED            UNDER              SQUARE
                                                  FOOTAGE SUBJECT     REVENUES UNDER     EXPIRING LEASES        FOOTAGE
                 YEAR OF LEASE                      TO EXPIRING          EXPIRING          WITH FUTURE         SUBJECT TO
                  EXPIRATION                          LEASES              LEASES             STEP-UPS       EXPIRING LEASES
-----------------------------------------------  -----------------   -----------------   ----------------   ----------------
2003...........................................       166,351           $3,604,208          $3,621,338               --
2004...........................................       126,279            2,732,068           2,792,412               --
2005...........................................       392,665            9,689,327          10,099,531               --
2006...........................................       725,299           20,759,971          21,637,011               --
2007...........................................        89,093            2,794,473           2,911,429               --
2008...........................................       207,959            3,902,018           4,603,968               --
2009...........................................       127,720            2,561,948           3,072,317               --
2010...........................................        28,840              609,797             727,629               --
2011...........................................         4,618              119,131             136,679               --
2012...........................................        30,566              955,188           1,219,278               --
Thereafter.....................................         4,660              103,154             145,251               --

                                                         OFFICE/TECHNICAL
                                                 -------------------------------------
                                                                         ANNUALIZED
                                                                          REVENUES
                                                      CURRENT              UNDER
                                                     ANNUALIZED       EXPIRING LEASES
                 YEAR OF LEASE                     REVENUES UNDER       WITH FUTURE
                  EXPIRATION                      EXPIRING LEASES         STEP-UPS
-----------------------------------------------  ------------------   ----------------
2003...........................................       $     --            $     --
2004...........................................             --                  --
2005...........................................             --                  --
2006...........................................             --                  --
2007...........................................             --                  --
2008...........................................             --                  --
2009...........................................             --                  --
2010...........................................             --                  --
2011...........................................             --                  --
2012...........................................             --                  --
Thereafter.....................................             --                  --

                                                                        INDUSTRIAL                               RETAIL
                                                 --------------------------------------------------------   ----------------
                                                                                            ANNUALIZED
                                                                          CURRENT            REVENUES           RENTABLE
                                                  RENTABLE SQUARE       ANNUALIZED            UNDER              SQUARE
                                                  FOOTAGE SUBJECT     REVENUES UNDER     EXPIRING LEASES        FOOTAGE
                 YEAR OF LEASE                      TO EXPIRING          EXPIRING          WITH FUTURE         SUBJECT TO
                  EXPIRATION                          LEASES              LEASES             STEP-UPS       EXPIRING LEASES
-----------------------------------------------  -----------------   -----------------   ----------------   ----------------
2003...........................................            --           $       --          $       --               --
2004...........................................       161,000              771,048             771,048               --
2005...........................................            --                   --                  --               --
2006...........................................            --                   --                  --            6,840
2007...........................................            --                   --                  --           12,410
2008...........................................            --                   --                  --               --
2009...........................................            --                   --                  --               --
2010...........................................            --                   --                  --              625
2011...........................................            --                   --                  --               --
2012...........................................            --                   --                  --            1,400
Thereafter.....................................            --                   --                  --            2,515

                                                                RETAIL
                                                 -------------------------------------
                                                                         ANNUALIZED
                                                                          REVENUES
                                                      CURRENT              UNDER
                                                     ANNUALIZED       EXPIRING LEASES
                 YEAR OF LEASE                     REVENUES UNDER       WITH FUTURE
                  EXPIRATION                      EXPIRING LEASES         STEP-UPS
-----------------------------------------------  ------------------   ----------------
2003...........................................       $     --            $     --
2004...........................................          4,376               4,595
2005...........................................             --                  --
2006...........................................        228,633             228,633
2007...........................................        255,491             286,130
2008...........................................             --                  --
2009...........................................             --                  --
2010...........................................         14,754              19,135
2011...........................................             --                  --
2012...........................................         12,100              13,884
Thereafter.....................................         56,613              67,704

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                          IN-SERVICE OTHER PROPERTIES

                          QUARTERLY LEASE EXPIRATIONS
        OTHER PROPERTIES (RICHMOND, VA, BALTIMORE, MD, BUCKS COUNTY, PA)

                                                                          OFFICE                            OFFICE/TECHNICAL
                                                 --------------------------------------------------------   ----------------
                                                                                            ANNUALIZED
                                                                          CURRENT            REVENUES           RENTABLE
                                                  RENTABLE SQUARE       ANNUALIZED            UNDER              SQUARE
                                                  FOOTAGE SUBJECT     REVENUES UNDER     EXPIRING LEASES        FOOTAGE
                 YEAR OF LEASE                      TO EXPIRING          EXPIRING          WITH FUTURE         SUBJECT TO
                  EXPIRATION                          LEASES              LEASES             STEP-UPS       EXPIRING LEASES
-----------------------------------------------  -----------------   -----------------   ----------------   ----------------
Q1 2003........................................        36,777           $  570,759          $  570,759               --
Q2 2003........................................        28,654              675,424             678,180               --
Q3 2003........................................        22,240              466,368             475,442               --
Q4 2003........................................        78,680            1,891,657           1,896,957               --
                                                      -------           ----------          ----------          -------
Total 2003.....................................       166,351            3,604,208           3,621,338               --
                                                      =======           ==========          ==========          =======
Q1 2004........................................            --                   --                  --               --
Q2 2004........................................        12,935              372,623             382,913               --
Q3 2004........................................        84,197            1,774,732           1,816,633               --
Q4 2004........................................        29,147              584,713             592,866               --
                                                      -------           ----------          ----------          -------
Total 2004.....................................       126,279            2,732,068           2,792,412               --
                                                      =======           ==========          ==========          =======

                                                         OFFICE/TECHNICAL
                                                 -------------------------------------
                                                                         ANNUALIZED
                                                                          REVENUES
                                                      CURRENT              UNDER
                                                     ANNUALIZED       EXPIRING LEASES
                 YEAR OF LEASE                     REVENUES UNDER       WITH FUTURE
                  EXPIRATION                      EXPIRING LEASES         STEP-UPS
-----------------------------------------------  ------------------   ----------------
Q1 2003........................................       $     --            $     --
Q2 2003........................................             --                  --
Q3 2003........................................             --                  --
Q4 2003........................................             --                  --
                                                      --------            --------
Total 2003.....................................             --                  --
                                                      ========            ========
Q1 2004........................................             --                  --
Q2 2004........................................             --                  --
Q3 2004........................................             --                  --
Q4 2004........................................             --                  --
                                                      --------            --------
Total 2004.....................................             --                  --
                                                      ========            ========

                                                                       INDUSTRIAL                               RETAIL
                                                 --------------------------------------------------------   ----------------
                                                                                            ANNUALIZED
                                                                          CURRENT            REVENUES           RENTABLE
                                                  RENTABLE SQUARE       ANNUALIZED            UNDER              SQUARE
                                                  FOOTAGE SUBJECT     REVENUES UNDER     EXPIRING LEASES        FOOTAGE
                 YEAR OF LEASE                      TO EXPIRING          EXPIRING          WITH FUTURE         SUBJECT TO
                  EXPIRATION                          LEASES              LEASES             STEP-UPS       EXPIRING LEASES
-----------------------------------------------  -----------------   -----------------   ----------------   ----------------
Q1 2003........................................            --           $       --          $       --               --
Q2 2003........................................            --                   --                  --               --
Q3 2003........................................            --                   --                  --               --
Q4 2003........................................            --                   --                  --               --
                                                      -------           ----------          ----------          -------
Total 2003.....................................            --                   --                  --               --
                                                      =======           ==========          ==========          =======
Q1 2004........................................            --                   --                  --               --
Q2 2004........................................       161,000              771,048             771,048               --
Q3 2004........................................            --                   --                  --               --
Q4 2004........................................            --                   --                  --               --
                                                      -------           ----------          ----------          -------
Total 2004.....................................       161,000              771,048             771,048               --
                                                      =======           ==========          ==========          =======

                                                                RETAIL
                                                 -------------------------------------
                                                                         ANNUALIZED
                                                                          REVENUES
                                                      CURRENT              UNDER
                                                     ANNUALIZED       EXPIRING LEASES
                 YEAR OF LEASE                     REVENUES UNDER       WITH FUTURE
                  EXPIRATION                      EXPIRING LEASES         STEP-UPS
-----------------------------------------------  ------------------   ----------------
Q1 2003........................................       $     --            $     --
Q2 2003........................................             --                  --
Q3 2003........................................             --                  --
Q4 2003........................................             --                  --
                                                      --------            --------
Total 2003.....................................             --                  --
                                                      ========            ========
Q1 2004........................................             --                  --
Q2 2004........................................             --                  --
Q3 2004........................................          4,376               4,595
Q4 2004........................................             --                  --
                                                      --------            --------
Total 2004.....................................          4,376               4,595
                                                      ========            ========

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                                 CBD PROPERTIES

                               LEASE EXPIRATIONS

                                                                                   GREATER BOSTON
                                                              ---------------------------------------------------------

                                                                                                      CURRENT
                                                                    RENTABLE SQUARE                  ANNUALIZED
                                                                    FOOTAGE SUBJECT                REVENUES UNDER
                       YEAR OF LEASE                                  TO EXPIRING                     EXPIRING
                         EXPIRATION                                      LEASES                        LEASES
------------------------------------------------------------  ----------------------------   --------------------------
2003........................................................              95,909                    $ 7,500,094
2004........................................................             370,813                     18,435,042
2005........................................................             600,418                     26,621,706
2006........................................................             168,144                      8,290,279
2007........................................................             153,050                      7,901,808
2008........................................................              48,441                      1,942,903
2009........................................................             661,277                     23,458,347
2010........................................................             150,555                      6,295,349
2011........................................................             434,991                     20,675,404
2012........................................................             311,152                     12,716,483
Thereafter..................................................             823,076                     27,925,502

                                                                    GREATER BOSTON
                                                              --------------------------
                                                                      ANNUALIZED
                                                                       REVENUES
                                                                        UNDER
                                                                   EXPIRING LEASES
                       YEAR OF LEASE                                 WITH FUTURE
                         EXPIRATION                                    STEP-UPS
------------------------------------------------------------  --------------------------
2003........................................................         $ 7,593,263
2004........................................................          18,709,101
2005........................................................          27,215,015
2006........................................................           8,370,737
2007........................................................           8,131,713
2008........................................................           2,041,423
2009........................................................          26,233,054
2010........................................................           7,041,334
2011........................................................          24,886,207
2012........................................................          14,402,774
Thereafter..................................................          38,349,465

                                                                                 GREATER WASHINGTON
                                                             -----------------------------------------------------------
                                                                                                      ANNUALIZED
                                                                  RENTABLE                             REVENUES
                                                                   SQUARE            CURRENT            UNDER
                                                                  FOOTAGE           ANNUALIZED     EXPIRING LEASES
                       YEAR OF LEASE                             SUBJECT TO       REVENUES UNDER     WITH FUTURE
                         EXPIRATION                           EXPIRING LEASES    EXPIRING LEASES       STEP-UPS
------------------------------------------------------------ -----------------   ---------------   ---------------------
2003........................................................       28,560          $ 1,031,220       $ 1,049,214
2004........................................................      146,226            5,960,464         6,121,736
2005........................................................      244,420            9,657,433        10,282,667
2006........................................................       46,501            1,756,204         1,843,219
2007........................................................      323,690           11,025,868        11,363,094
2008........................................................       31,917            1,163,449         1,339,836
2009........................................................      433,461           14,935,714        16,426,140
2010........................................................      390,991           15,283,955        17,863,223
2011........................................................      190,472            7,178,379         8,594,548
2012........................................................       77,318            2,849,470         2,868,603
Thereafter..................................................      387,544           17,122,179        19,654,379

                                                                                      NEW YORK
                                                              ---------------------------------------------------------

                                                                                                      CURRENT
                                                                    RENTABLE SQUARE                  ANNUALIZED
                                                                    FOOTAGE SUBJECT                REVENUES UNDER
                       YEAR OF LEASE                                  TO EXPIRING                     EXPIRING
                         EXPIRATION                                      LEASES                        LEASES
------------------------------------------------------------  ----------------------------   --------------------------
2003........................................................             123,835                    $ 5,839,962
2004........................................................             168,523                      9,582,366
2005........................................................             116,521                      7,526,782
2006........................................................             499,016                     30,923,615
2007........................................................             208,433                     12,689,846
2008........................................................             465,627                     25,879,035
2009........................................................             250,804                     13,998,636
2010........................................................             273,228                     17,097,459
2011........................................................             405,569                     23,410,474
2012........................................................             945,358                     53,455,509
Thereafter..................................................           3,678,057                    221,254,950

                                                                       NEW YORK
                                                              --------------------------
                                                                      ANNUALIZED
                                                                       REVENUES
                                                                        UNDER
                                                                   EXPIRING LEASES
                       YEAR OF LEASE                                 WITH FUTURE
                         EXPIRATION                                    STEP-UPS
------------------------------------------------------------  --------------------------
2003........................................................         $ 5,839,962
2004........................................................           9,606,724
2005........................................................           7,578,821
2006........................................................          31,379,193
2007........................................................          12,857,003
2008........................................................          27,746,933
2009........................................................          16,022,270
2010........................................................          18,181,146
2011........................................................          27,115,114
2012........................................................          55,975,865
Thereafter..................................................         268,858,937

                                                                                     SAN FRANCISCO
                                                              --------------------------------------------------------------
                                                                                                          ANNUALIZED
                                                                  RENTABLE                                 REVENUES
                                                                   SQUARE           CURRENT                 UNDER
                                                                  FOOTAGE          ANNUALIZED          EXPIRING LEASES
                       YEAR OF LEASE                             SUBJECT TO      REVENUES UNDER          WITH FUTURE
                         EXPIRATION                           EXPIRING LEASES   EXPIRING LEASES            STEP-UPS
------------------------------------------------------------  ---------------   ---------------   --------------------------
2003........................................................      244,475         $10,771,621            $10,789,838
2004........................................................      562,363          26,023,160             25,817,934
2005........................................................      324,131          14,796,662             14,828,701
2006........................................................      894,253          43,568,718             45,035,971
2007........................................................      436,833          21,123,483             22,130,396
2008........................................................      179,577           7,712,202              8,076,297
2009........................................................      284,054          12,412,124             13,164,743
2010........................................................      203,968          11,888,997             13,878,211
2011........................................................      196,163          18,167,551             18,693,073
2012........................................................      162,700           7,275,276              8,104,263
Thereafter..................................................      151,805           6,743,377              7,181,587

                                                                                     NEW JERSEY
                                                              ---------------------------------------------------------
                                                                                                      CURRENT
                                                                    RENTABLE SQUARE                  ANNUALIZED
                                                                    FOOTAGE SUBJECT                REVENUES UNDER
                       YEAR OF LEASE                                  TO EXPIRING                     EXPIRING
                         EXPIRATION                                      LEASES                        LEASES
------------------------------------------------------------  ----------------------------   --------------------------
2003........................................................                  --                    $        --
2004........................................................                  --                             --
2005........................................................                  --                             --
2006........................................................                  --                             --
2007........................................................                  --                             --
2008........................................................                  --                             --
2009........................................................                  --                             --
2010........................................................                  --                             --
2011........................................................                  --                             --
2012........................................................                  --                             --
Thereafter..................................................                  --                             --

                                                                      NEW JERSEY
                                                              --------------------------
                                                                      ANNUALIZED
                                                                       REVENUES
                                                                        UNDER
                                                                   EXPIRING LEASES
                       YEAR OF LEASE                                 WITH FUTURE
                         EXPIRATION                                    STEP-UPS
------------------------------------------------------------  --------------------------
2003........................................................         $        --
2004........................................................                  --
2005........................................................                  --
2006........................................................                  --
2007........................................................                  --
2008........................................................                  --
2009........................................................                  --
2010........................................................                  --
2011........................................................                  --
2012........................................................                  --
Thereafter..................................................                  --

                                                                                         OTHER
                                                              --------------------------------------------------------------
                                                                                                          ANNUALIZED
                                                                  RENTABLE                                 REVENUES
                                                                   SQUARE           CURRENT                 UNDER
                                                                  FOOTAGE          ANNUALIZED          EXPIRING LEASES
                       YEAR OF LEASE                             SUBJECT TO      REVENUES UNDER          WITH FUTURE
                         EXPIRATION                           EXPIRING LEASES   EXPIRING LEASES            STEP-UPS
------------------------------------------------------------  ---------------   ---------------   --------------------------
2003........................................................      166,351         $ 3,612,929            $ 3,630,059
2004........................................................      126,279           2,736,444              2,797,006
2005........................................................      392,665           9,689,327             10,099,531
2006........................................................      732,139          20,988,604             21,865,644
2007........................................................      101,503           3,049,964              3,197,560
2008........................................................      209,420           3,922,472              4,630,266
2009........................................................      127,720           2,561,948              3,072,317
2010........................................................       29,465             624,551                746,765
2011........................................................        4,618             119,131                136,679
2012........................................................       31,966             967,287              1,233,162
Thereafter..................................................        7,175             159,767                212,955

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                              SUBURBAN PROPERTIES

                               LEASE EXPIRATIONS

                                                                                   GREATER BOSTON
                                                              ---------------------------------------------------------

                                                                                                      CURRENT
                                                                    RENTABLE SQUARE                  ANNUALIZED
                                                                    FOOTAGE SUBJECT                REVENUES UNDER
                       YEAR OF LEASE                                  TO EXPIRING                     EXPIRING
                         EXPIRATION                                      LEASES                        LEASES
------------------------------------------------------------  ----------------------------   --------------------------
2003........................................................            383,879                     $ 7,427,981
2004........................................................            363,637                      11,261,584
2005........................................................            317,448                       9,763,398
2006........................................................            673,322                      16,992,282
2007........................................................            377,644                      10,221,655
2008........................................................             82,604                       2,527,965
2009........................................................            283,195                      10,401,977
2010........................................................             56,901                       1,904,522
2011........................................................            419,343                       8,149,050
2012........................................................            418,093                      11,698,987
Thereafter..................................................            194,224                       6,766,109

                                                                    GREATER BOSTON
                                                              --------------------------
                                                                      ANNUALIZED
                                                                       REVENUES
                                                                        UNDER
                                                                   EXPIRING LEASES
                       YEAR OF LEASE                                 WITH FUTURE
                         EXPIRATION                                    STEP-UPS
------------------------------------------------------------  --------------------------
2003........................................................         $ 7,511,795
2004........................................................          11,355,514
2005........................................................           9,876,035
2006........................................................          17,652,965
2007........................................................          11,152,644
2008........................................................           2,547,320
2009........................................................          11,082,101
2010........................................................           2,153,479
2011........................................................           9,323,894
2012........................................................          13,367,598
Thereafter..................................................           8,217,545

                                                                                      GREATER WASHINGTON
                                                              ---------------------------------------------------------------------
                                                                                                                   ANNUALIZED
                                                                  RENTABLE                                          REVENUES
                                                                   SQUARE             CURRENT                        UNDER
                                                                  FOOTAGE            ANNUALIZED                 EXPIRING LEASES
                       YEAR OF LEASE                             SUBJECT TO        REVENUES UNDER                 WITH FUTURE
                         EXPIRATION                           EXPIRING LEASES     EXPIRING LEASES                   STEP-UPS
------------------------------------------------------------  ---------------   ------------------------   ------------------------
2003........................................................      194,738           $ 4,131,411                   $ 4,145,780
2004........................................................      150,102             3,575,210                     3,670,448
2005........................................................      357,020             9,447,318                    10,049,543
2006........................................................      418,728            11,205,578                    12,011,193
2007........................................................      517,090            14,058,708                    14,438,782
2008........................................................      408,477            16,428,655                    12,986,524
2009........................................................      261,046             8,116,670                     8,116,670
2010........................................................      217,497             6,290,567                     7,455,821
2011........................................................      940,096            25,927,411                    30,794,728
2012........................................................      240,152             7,772,463                    10,369,586
Thereafter..................................................      785,570            18,032,977                    22,278,017

                                                                                      NEW YORK
                                                              ---------------------------------------------------------

                                                                                                      CURRENT
                                                                    RENTABLE SQUARE                  ANNUALIZED
                                                                    FOOTAGE SUBJECT                REVENUES UNDER
                       YEAR OF LEASE                                  TO EXPIRING                     EXPIRING
                         EXPIRATION                                      LEASES                        LEASES
------------------------------------------------------------  ----------------------------   --------------------------
2003........................................................                 --                              --
2004........................................................                 --                              --
2005........................................................                 --                              --
2006........................................................                 --                              --
2007........................................................                 --                              --
2008........................................................                 --                              --
2009........................................................                 --                              --
2010........................................................                 --                              --
2011........................................................                 --                              --
2012........................................................                 --                              --
Thereafter..................................................                 --                              --

                                                                       NEW YORK
                                                              --------------------------
                                                                      ANNUALIZED
                                                                       REVENUES
                                                                        UNDER
                                                                   EXPIRING LEASES
                       YEAR OF LEASE                                 WITH FUTURE
                         EXPIRATION                                    STEP-UPS
------------------------------------------------------------  --------------------------
2003........................................................                  --
2004........................................................                  --
2005........................................................                  --
2006........................................................                  --
2007........................................................                  --
2008........................................................                  --
2009........................................................                  --
2010........................................................                  --
2011........................................................                  --
2012........................................................                  --
Thereafter..................................................                  --

                                                                                         SAN FRANCISCO
                                                              ---------------------------------------------------------------------
                                                                                                                    ANNUALIZED
                                                                   RENTABLE                                          REVENUES
                                                                    SQUARE             CURRENT                        UNDER
                                                                   FOOTAGE            ANNUALIZED                 EXPIRING LEASES
                       YEAR OF LEASE                              SUBJECT TO        REVENUES UNDER                 WITH FUTURE
                         EXPIRATION                            EXPIRING LEASES     EXPIRING LEASES                   STEP-UPS
------------------------------------------------------------  -----------------   -----------------------   -----------------------
2003........................................................       309,534           $ 9,750,160                   $ 9,755,651
2004........................................................        96,377             2,314,956                     2,360,244
2005........................................................       100,473             3,138,448                     3,624,734
2006........................................................        42,638             2,296,652                     2,618,956
2007........................................................        42,217               823,224                       892,744
2008........................................................        12,770               292,698                       305,866
2009........................................................         5,256               176,602                       211,291
2010........................................................         7,724               168,000                       231,720
2011........................................................            --                    --                            --
2012........................................................            --                    --                            --
Thereafter..................................................            --                    --                            --

                                                                                     NEW JERSEY
                                                              ---------------------------------------------------------

                                                                                                      CURRENT
                                                                    RENTABLE SQUARE                  ANNUALIZED
                                                                    FOOTAGE SUBJECT                REVENUES UNDER
                       YEAR OF LEASE                                  TO EXPIRING                     EXPIRING
                         EXPIRATION                                      LEASES                        LEASES
------------------------------------------------------------  ----------------------------   --------------------------
2003........................................................             97,193                     $ 2,788,097
2004........................................................            413,784                      12,133,326
2005........................................................            237,630                       7,261,045
2006........................................................             87,691                       2,845,967
2007........................................................            510,959                      13,820,256
2008........................................................                 --                              --
2009........................................................            161,514                       4,886,156
2010........................................................            145,675                       4,690,766
2011........................................................            254,941                       7,534,086
2012........................................................                 --                              --
Thereafter..................................................            237,429                       7,160,772

                                                                     NEW JERSEY
                                                              --------------------------
                                                                      ANNUALIZED
                                                                       REVENUES
                                                                        UNDER
                                                                   EXPIRING LEASES
                       YEAR OF LEASE                                 WITH FUTURE
                         EXPIRATION                                    STEP-UPS
------------------------------------------------------------  --------------------------
2003........................................................         $ 2,788,097
2004........................................................          12,156,249
2005........................................................           7,350,624
2006........................................................           2,998,578
2007........................................................          15,047,700
2008........................................................                  --
2009........................................................           5,645,940
2010........................................................           5,105,120
2011........................................................           8,375,570
2012........................................................                  --
Thereafter..................................................           7,849,057

                                                                                        OTHER
                                                              --------------------------------------------------------------------
                                                                                                                ANNUALIZED
                                                                   RENTABLE                                      REVENUES
                                                                    SQUARE              CURRENT                   UNDER
                                                                   FOOTAGE             ANNUALIZED            EXPIRING LEASES
                       YEAR OF LEASE                              SUBJECT TO         REVENUES UNDER            WITH FUTURE
                         EXPIRATION                            EXPIRING LEASES      EXPIRING LEASES              STEP-UPS
------------------------------------------------------------  ------------------   ------------------   --------------------------
2003........................................................            --            $        --              $      --
2004........................................................       161,000                771,048                 771,048
2005........................................................            --                     --                     --
2006........................................................            --                     --                     --
2007........................................................            --                     --                     --
2008........................................................            --                     --                     --
2009........................................................            --                     --                     --
2010........................................................            --                     --                     --
2011........................................................            --                     --                     --
2012........................................................            --                     --                     --
Thereafter..................................................            --                     --                     --

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                               HOTEL PERFORMANCE

                          LONG WHARF MARRIOTT--BOSTON

                                           FOURTH QUARTER                FOURTH QUARTER             PERCENT         YTD
                                                2002                          2001                   CHANGE         2002
                                     ---------------------------   ---------------------------   --------------   --------
Occupancy..........................               78.2%                         78.8%                 -0.8%          82.9%
Average Daily Rate.................            $217.19                       $197.81                   9.8%       $212.57
REVPAR.............................            $169.84                       $155.82                   9.0%       $176.13
NOI (in thousands).................            $ 3,512                       $ 2,856                  23.0%       $11,283

                                       YTD         PERCENT
                                       2001         CHANGE
                                     --------   --------------
Occupancy..........................     81.0%(1)      2.3%
Average Daily Rate.................   $227.42        -6.5%
REVPAR.............................   $184.21        -4.4%
NOI (in thousands).................   $12,301        -8.3%

                           CAMBRIDGE CENTER MARRIOTT

                                           FOURTH QUARTER                FOURTH QUARTER             PERCENT         YTD
                                                2002                          2001                   CHANGE         2002
                                     ---------------------------   ---------------------------   --------------   --------
Occupancy..........................               73.8%                         65.6%                 12.5%          76.6%
Average Daily Rate.................            $182.04                       $182.81                  -0.4%       $173.52
REVPAR.............................            $134.34                       $119.93                  12.0%       $132.94
NOI (in thousands).................            $ 2,441                       $ 1,767                  38.1%       $ 7,863

                                       YTD         PERCENT
                                       2001         CHANGE
                                     --------   --------------
Occupancy..........................     76.7%        -0.1%
Average Daily Rate.................   $191.24        -9.3%
REVPAR.............................   $146.68        -9.4%
NOI (in thousands).................   $9,188        -14.4%

                            RESIDENCE INN BY MARRIOT

                                           FOURTH QUARTER                FOURTH QUARTER             PERCENT         YTD
                                                2002                          2001                   CHANGE         2002
                                     ---------------------------   ---------------------------   --------------   --------
Occupancy..........................               81.1%                         82.9%                 -2.2%          84.9%
Average Daily Rate.................            $140.57                       $136.39                   3.1%       $138.77
REVPAR.............................            $114.00                       $113.07                   0.8%       $117.87
NOI (in thousands).................            $ 1,374                       $ 1,264                   8.7%       $ 4,238

                                       YTD         PERCENT
                                       2001         CHANGE
                                     --------   --------------
Occupancy..........................     87.1%        -2.5%
Average Daily Rate.................   $154.77       -10.3%
REVPAR.............................   $134.80       -12.6%
NOI (in thousands).................   $5,278        -19.7%

                            TOTAL HOTEL PERFORMANCE

                                           FOURTH QUARTER                FOURTH QUARTER             PERCENT         YTD
                                                2002                          2001                   CHANGE         2002
                                     ---------------------------   ---------------------------   --------------   --------
Occupancy..........................               77.0%                         74.3%                  3.6%          80.7%
Average Daily Rate.................            $186.75                       $178.80                   4.4%       $181.13
REVPAR.............................            $143.62                       $132.18                   8.7%       $146.25
NOI (in thousands).................            $ 7,326                       $ 5,887                  24.4%       $23,384

                                       YTD         PERCENT
                                       2001         CHANGE
                                     --------   --------------
Occupancy..........................     80.5%         0.2%
Average Daily Rate.................   $197.39        -8.2%
REVPAR.............................   $158.50        -7.7%
NOI (in thousands).................   $26,768       -12.6%

(1) Room renovation project underway during 2001.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                           SAME PROPERTY PERFORMANCE

           OFFICE, OFFICE/TECHNICAL, INDUSTRIAL AND HOTEL PROPERTIES

                                          OFFICE            OFFICE/TECHNICAL             INDUSTRIAL         HOTEL        TOTAL
                                        -----------   ----------------------------   ------------------   ----------   ----------
Number of Properties..................          93                    26                        4                3            126
Square feet...........................  25,563,322             1,501,391                  373,009          937,874     28,375,596
Percent of in-service properties......       85.4%                  90.4%                   100.0%           100.0%          86.3%
Occupancy @ 12/31/01..................       95.2%                  92.1%                    95.6%              --           95.0%
Occupancy @ 12/31/02..................       94.3%                  92.5%                   100.0%              --           94.3%
Percent change from 4th quarter 2002
  over 4th quarter 2001
  Revenue(1)..........................        2.4%                  -1.1%                    -1.8%            13.3%           2.6%
  Expense.............................        4.9%                  -6.7%                    -7.4%           -14.5%           4.3%
  Net Operating Income (1)............        1.2%                   0.5%                     0.2%            21.8%           1.9%
  Net Operating Income--without hotels                                                                                        1.2%
    (1)...............................
Revenue--cash basis (1)...............        3.7%                  -1.9%                    -1.1%            13.5%           3.9%
  Net Operating Income--cash basis
    (1)...............................        3.1%                  -0.5%                     1.1%            22.0%           3.6%
Net Operating Income--without
  hotels--cash basis (1)..............                                                                                        3.0%

         SAME PROPERTY LEASE ANALYSIS--QUARTER ENDED DECEMBER 31, 2002

                                                       OFFICE            OFFICE/TECHNICAL             INDUSTRIAL         TOTAL
                                                     -----------   ----------------------------   ------------------   ----------
Vacant space available @10/01/02 (sf)..............   1,081,190               76,055                        --         1,157,245
Square footage of leases expiring or terminated
  10/01/02-12/31/02...............................      825,132              127,078                    23,904           976,114
                                                     ----------              -------                    ------         ---------
Total space for lease (sf).........................   1,906,322              203,133                    23,904         2,133,359
                                                     ==========              =======                    ======         =========
New tenants (sf)...................................     374,366                3,477                        --           377,843
Renewals (sf)......................................     186,797               86,322                    23,904           297,023
                                                     ----------              -------                    ------         ---------
Total space leased (sf)............................     561,163               89,799                    23,904           674,866
                                                     ==========              =======                    ======         =========
Space available @ 12/31/02 (sf)....................   1,345,159              113,334                        --         1,458,493
                                                     ==========              =======                    ======         =========
Net (increase)/decrease in available space (sf)....    (263,969)             (37,279)                       --          (301,248)
Average lease term (months)........................          91                  115                        12                91
2nd generation TI/Comm PSF.........................  $    14.27              $  0.07                    $   --         $   11.87
Increase (decrease) in 2nd generation net rents
  (2)..............................................        -5.3%                 2.0%                       --              -4.8%

(1) Does not include termination and early surrender income.

(2) Represents increase in net rents on a "cash to cash" basis. (Actual net rent at time of expiration vs. initial net rent of new lease.)

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                              PROPERTY PERFORMANCE

           ALL IN-SERVICE PROPERTIES--QUARTER ENDED DECEMBER 31, 2002

                                                       OFFICE            OFFICE/TECHNICAL             INDUSTRIAL         TOTAL
                                                     -----------   ----------------------------   ------------------   ----------
Vacant space available @ 10/01/02 (sf).............   1,537,518               76,055                        --         1,613,573
New development sf completed.......................      91,264                   --                        --            91,264
Square footage of leases expiring or terminated
  10/01/02-12/31/02................................     829,992              127,078                    23,904           980,974
                                                     ----------              -------                    ------         ---------
Total space for lease (sf).........................   2,458,774              203,133                    23,904         2,685,811
                                                     ==========              =======                    ======         =========
New tenants (sf)...................................     434,048                3,477                        --           437,525
Renewals (sf)......................................     186,797               86,322                    23,904           297,023
                                                     ----------              -------                    ------         ---------
Total space leased (sf)............................     620,845               89,799                    23,904           734,548(2)
                                                     ==========              =======                    ======         =========
Space available @ 12/31/02 (sf)....................   1,837,929              113,334                        --         1,951,263
                                                     ==========              =======                    ======         =========
Net (increase)/decrease in available space (sf)....    (300,411)             (37,279)                       --          (337,690)
Average lease term (months)........................          92                  115                        12                92
2nd generation TI/Comm PSF.........................  $    14.43              $  0.07                    $   --         $   12.02
Increase (decrease) in 2nd generation net rents
  (1)..............................................        -4.5%                 2.0%                       --              -4.0%

(1) Represents increase in net rents on a "cash to cash" basis (actual net rent at time of expiration vs. initial net rent of new lease).

(2) Details of 1st and 2nd Generation Space:

                                                                   1ST              2ND           TOTAL
                                                                GENERATION       GENERATION      LEASED
                                                              --------------   --------------   ---------
Boston......................................................      36,384          111,126        147,510
Washington..................................................       3,945          183,156        187,101
New York....................................................      14,513          192,676        207,189
San Francisco...............................................          --          174,781        174,781
Princeton...................................................          --           17,967         17,967
                                                                  ------          -------        -------
                                                                  54,842          679,706        734,548
                                                                  ======          =======        =======

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                  HISTORICALLY GENERATED CAPITAL EXPENDITURES,
                TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

                        HISTORICAL CAPITAL EXPENDITURES
                                 (IN THOUSANDS)

                                                                 Q4         Q3         Q2         Q1
                                                                2002       2002       2002       2002        2001         2000
                                                              --------   --------   --------   --------   ----------   ----------
Recurring capital expenditures..............................  $  5,909   $  4,266   $  3,553   $  2,946   $   11,770   $   11,201
Planned non-recurring capital expenditures associated with
  acquisition properties (1)................................     7,856      5,320      9,777      8,955       45,052       25,782
Hotel improvements, equipment upgrades and replacements.....       188        394        852      1,784        9,230        5,697
                                                              --------   --------   --------   --------   ----------   ----------
                                                              $ 13,953   $  9,980   $ 14,182   $ 13,685   $   66,052   $   42,680
                                                              ========   ========   ========   ========   ==========   ==========

         2ND GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS (2)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                 Q4         Q3         Q2         Q1
                                                                2002       2002       2002       2002        2001         2000
                                                              --------   --------   --------   --------   ----------   ----------
Office
  Square feet...............................................   566,003    433,722    638,750    483,934    2,394,291    2,913,599
                                                              --------   --------   --------   --------   ----------   ----------
  Tenant improvement and lease commissions p.s.f............  $  14.43   $  18.01   $  26.18   $  20.95   $    17.47   $    13.82
                                                              --------   --------   --------   --------   ----------   ----------
Office/Technical
  Square feet...............................................    89,799    250,261      6,214      1,047      348,178      694,536
                                                              --------   --------   --------   --------   ----------   ----------
  Tenant improvement and lease commissions p.s.f............  $   0.07   $   1.90   $   1.68   $   1.02   $     3.13   $     2.95
                                                              --------   --------   --------   --------   ----------   ----------
Industrial
  Square feet...............................................    23,904         --    221,000         --           --      209,125
                                                              --------   --------   --------   --------   ----------   ----------
  Tenant improvement and lease commissions p.s.f............  $     --   $     --   $   0.68   $     --   $       --   $     1.38
                                                              --------   --------   --------   --------   ----------   ----------
  Average tenant improvement and lease commission p.s.f.....  $  12.02   $  12.11   $  19.50   $  20.91   $    15.65   $    11.16
                                                              ========   ========   ========   ========   ==========   ==========

(1) Includes budgeted costs associated with the 18.4 million square feet of previously disclosed acquisitions.

(2) Based on leases executed during the period.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

               VALUE CREATION PIPELINE--ACQUISITIONS/DISPOSITIONS
                             AS OF DECEMBER 31, 2002

                                  ACQUISITIONS

                                                                                                ANTICIPATED
                                          DATE            SQUARE            INITIAL               FUTURE
PROPERTY                                ACQUIRED           FEET           INVESTMENT            INVESTMENT
--------                             ---------------   ------------   -------------------   -------------------
399 Park Avenue....................  Sep-02             1,677,433       $1,064,000,000          $4,000,000
                                                        ---------       --------------          ----------
  TOTAL VALUE CREATION
    PIPELINE--ACQUISITIONS.........                     1,677,433       $1,064,000,000          $4,000,000
                                                        =========       ==============          ==========


                                            TOTAL               CURRENT
PROPERTY                                 INVESTMENT            OCCUPANCY
--------                             -------------------   ------------------
399 Park Avenue....................    $1,068,000,000             100%
                                       --------------            ----
  TOTAL VALUE CREATION
    PIPELINE--ACQUISITIONS.........    $1,068,000,000             100%
                                       ==============            ====

                                  DISPOSTIONS

                                                      DATE                                       GROSS
PROPERTY                                            DISPOSED           SQUARE FEET            SALES PRICE           BOOK GAIN
--------                                         ---------------   --------------------   -------------------   -----------------
Fullerton Square...............................  Mar-02                   179,453            $ 22,525,000         $  7,145,500
7600 Boston Boulevard..........................  Mar-02                    69,832               8,627,000            5,597,132(1)
7700 Boston Boulevard..........................  Mar-02                    82,224              16,558,000            6,024,563(1)
7702 Boston Boulevard..........................  Mar-02                    43,171               8,916,000            2,758,255(1)
681 Gateway--Land..............................  Jul-02                       N/A               8,000,000            3,278,659
Herndon Lumber Site--Land......................  Jul-02                       N/A               5,200,000            1,152,784
Belvidere garage spaces........................  Sep-02                       N/A               1,305,000              103,030
Belvidere garage spaces........................  Oct-02                       N/A               1,035,000               81,715
One and Two Independence Square................  Nov-02                   917,459             345,000,000          227,791,468
2391 West Winton Avenue........................  Dec-02                   220,213              10,800,000            9,288,323
                                                                        ---------            ------------         ------------
TOTAL DISPOSITIONS.............................                         1,512,352            $427,966,000         $263,221,429
                                                                        =========            ============         ============

(1) Gains recognized for accounting purposes during Q3 2002.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

               VALUE CREATION PIPELINE--CONSTRUCTION IN PROGRESS
                            AS OF DECEMBER 31, 2002

DEVELOPMENT                                        INITIAL          STABILIZATION                              # OF
PROPERTIES                                        OCCUPANCY             DATE               LOCATION         BUILDINGS
-----------                                    ---------------   -------------------   ----------------   --------------
  Shaws Supermarket..........................      Q2 2003             Q2 2003         Boston, MA                1
  Waltham Weston Corporate Center............      Q1 2002             Q4 2003         Waltham, MA               1
  New Dominion Tech, Building Two............      Q2 2004             Q2 2004         Herndon, VA               1
  Two Freedom Square (50% ownership).........      Q3 2002             Q3 2004         Reston, VA                1
  Times Square Tower.........................      Q1 2004             Q1 2005         New York, NY              1
  901 New York Avenue (25% ownership)........      Q3 2004             Q3 2005         Washington, D.C.          1
                                                                                                               ---
TOTAL DEVELOPMENT PROPERTIES.................                                                                    6
                                                                                                               ===


                                                                                   ANTICIPATED              TOTAL
DEVELOPMENT                                      SQUARE        INVESTMENT             TOTAL              CONSTRUCTION
PROPERTIES                                        FEET          TO DATE           INVESTMENT(1)              LOAN
-----------                                    ----------   ----------------   -------------------   --------------------
  Shaws Supermarket..........................     57,235        21,723,021          24,034,000             24,000,000
  Waltham Weston Corporate Center............    304,050        67,711,099          85,000,000             45,000,000
  New Dominion Tech, Building Two............    257,400         9,434,333          67,589,000             65,000,000
  Two Freedom Square (50% ownership).........    422,930        39,181,217          49,336,000(2)          45,000,000(2)
  Times Square Tower.........................  1,218,511       366,247,753         653,500,000            493,500,000
  901 New York Avenue (25% ownership)........    538,463        14,004,503          44,777,250             30,000,000
                                               ---------      ------------        ------------           ------------
TOTAL DEVELOPMENT PROPERTIES.................  2,798,589      $518,301,926        $924,236,250           $702,500,000
                                               =========      ============        ============           ============

                                                     AMOUNT
                                                    DRAWN AT                                    CURRENT
DEVELOPMENT                                       DECEMBER 31,         FUTURE EQUITY          PERCENTAGE
PROPERTIES                                            2002              REQUIREMENT             LEASED
-----------                                    ------------------   --------------------   -----------------
  Shaws Supermarket..........................       20,716,660                   --               100%
  Waltham Weston Corporate Center............       44,839,890           17,128,791                42%
  New Dominion Tech, Building Two............        7,558,424              713,091               100%
  Two Freedom Square (50% ownership).........       32,853,493                   --                65%
  Times Square Tower.........................      222,196,210           15,948,457                 0%
  901 New York Avenue (25% ownership)........        2,642,575            3,415,322                60%
                                                  ------------          -----------               ---
TOTAL DEVELOPMENT PROPERTIES.................     $330,807,252          $37,205,661                37%
                                                  ============          ===========               ===

                   DEVELOPMENTS PLACED-IN-SERVICE DURING 2002

                                                           INITIAL
                                                         IN-SERVICE         STABILIZATION                              # OF
                                                            DATE                DATE               LOCATION         BUILDINGS
                                                       ---------------   -------------------   ----------------   --------------
CLASS A OFFICE BUILDING
  One and Two Discovery Square (50% ownership).......   Q1/Q2 2002       Q1 2002/Q1 2003       Reston, VA                2
  ITT Educational Services...........................      Q1 2002             Q1 2002         Springfield, VA           1
  5 Times Square.....................................      Q1 2002             Q1 2002         New York, NY              1
  111 Huntington Avenue--Prudential Center...........      Q3 2001             Q2 2002         Boston, MA                1
  111 Huntington Avenue--retail......................      Q3 2001             Q1 2003         Boston, MA               --
  Broad Run Business Park- Building E................      Q2 2002             Q2 2003         Dulles, VA                1
  611 Gateway Boulevard..............................      Q3 2003             Q4 2005         S. San
                                                                                               Francisco, CA             1
                                                                                                                       ---
TOTAL DEVELOPMENTS PLACED IN SERVICE.................                                                                    7
                                                                                                                       ===


                                                         SQUARE        INVESTMENT           TOTAL             CONSTRUCTION
                                                          FEET          TO DATE           INVESTMENT              LOAN
                                                       ----------   ----------------   ----------------   --------------------
CLASS A OFFICE BUILDING
  One and Two Discovery Square (50% ownership).......    366,989      $ 36,437,265       $ 41,204,000         $ 37,500,000
  ITT Educational Services...........................     32,000         5,480,445          5,740,000                   --
  5 Times Square.....................................  1,103,290       501,644,212        536,115,000          420,000,000
  111 Huntington Avenue--Prudential Center...........    854,129       305,014,774        290,000,000          203,000,000
  111 Huntington Avenue--retail......................     92,935                --                n/a                   --
  Broad Run Business Park- Building E................    127,226        14,395,599         19,946,000                   --
  611 Gateway Boulevard..............................    250,825        60,989,068         81,221,000                   --
                                                       ---------      ------------       ------------         ------------
TOTAL DEVELOPMENTS PLACED IN SERVICE.................  2,827,394      $923,961,363       $974,226,000         $660,500,000
                                                       =========      ============       ============         ============

                                                            DRAWN AT
                                                          DECEMBER 31,         FUTURE EQUITY          PERCENTAGE
                                                              2002              REQUIREMENT             LEASED
                                                       ------------------   --------------------   -----------------
CLASS A OFFICE BUILDING
  One and Two Discovery Square (50% ownership).......     $ 30,949,380                   --                91%
  ITT Educational Services...........................               --              259,555               100%
  5 Times Square.....................................      372,904,665                   --               100%
  111 Huntington Avenue--Prudential Center...........      203,000,000                   --                98%
  111 Huntington Avenue--retail......................               --                   --               100%
  Broad Run Business Park- Building E................               --            5,550,401                55%
  611 Gateway Boulevard..............................
                                                                    --           20,231,932                 0%
                                                          ------------          -----------               ---
TOTAL DEVELOPMENTS PLACED IN SERVICE.................     $606,854,045          $26,041,888                87%
                                                          ============          ===========               ===

(1) Includes net revenues during lease-up period and cash component of hedge contracts.

(2) Represents 50% of the total anticipated project-level investment and construction loan.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2002

                  VALUE CREATION PIPELINE--OWNED LAND PARCELS
                            AS OF DECEMBER 31, 2002

                                                                 NO. OF                             DEVELOPABLE
LOCATION                                                         PARCELS         ACREAGE            SQUARE FEET
--------                                                      -------------   --------------   ---------------------
Rockville, MD...............................................        4              92.3                986,000
Dulles, VA..................................................        2              76.6                937,000
Gaithersburg, MD............................................        4              27.0                850,000
San Jose, CA................................................        5               3.7                841,000
Reston, VA..................................................        3              26.7                861,000
Boston, MA..................................................        2               0.5                776,000
Marlborough, MA.............................................        1              50.0                400,000
Weston, MA..................................................        1              74.0                350,000
Waltham, MA.................................................        1               4.3                202,000
Andover, MA.................................................        1              10.0                110,000
Washington, D.C.............................................        1               0.5                170,000
                                                                   --             -----              ---------
                                                                   25             365.6              6,483,000
                                                                   ==             =====              =========

                 VALUE CREATION PIPELINE--LAND PURCHASE OPTIONS
                            AS OF DECEMBER 31, 2002

                                                                 NO. OF                             DEVELOPABLE
LOCATION                                                         PARCELS         ACREAGE            SQUARE FEET
--------                                                      -------------   --------------   ---------------------
Princeton, NJ (1)...........................................       14             149.9              1,900,000
Framingham, MA (2)..........................................        1              21.5                300,000
Cambridge, MA (3)...........................................        1               2.6                165,000
                                                                   --             -----              ---------
                                                                   16             174.0              2,365,000
                                                                   ==             =====              =========

(1) $20.00/FAR plus an earnout calculation.

(2) Subject to ground lease.

(3) Prior to January 23, 2003 the cost will be $27.72/SF of land area. Land area is approximately 108,000 SF.